   As filed with the Securities and Exchange Commission on February 28, 2002
                    Registration File Nos. 333-58322/811-4420

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 3

                                    FORM S-6
                        ---------------------------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        ---------------------------------

                             WRL SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
          (Complete Address of Depositor's Principal Executive Offices)

                              John K. Carter, Esq.
                        Vice President and Senior Counsel
                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                (Name and Complete Address of Agent for Service)

                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                        ---------------------------------


Title of Securities being registered: Units of interest in the separate account under flexible payment deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):


          immediately upon filing pursuant to paragraph (b) of Rule 485
---------
          on  (Date)         , pursuant to paragraph (b) of Rule 485
---------      ----------------

          60 days after filing pursuant to paragraph (a) of Rule 485
---------

  X       on  May 1, 2002     , pursuant to paragraph (a) of Rule 485
---------     -----------------

PROSPECTUS
--------------------------------

MAY 1, 2002


                                    WRL FREEDOM ELITE BUILDER(SM)
                                            issued through
                                       WRL Series Life Account
                                                  by
                                  Western Reserve Life Assurance Co.
                                               of Ohio
                                         570 Carillon Parkway
                                    St. Petersburg, Florida 33716
                                            1-800-851-9777
                                            (727) 299-1800

         AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.


                                     CONSIDER CAREFULLY THE RISK FACTORS
                                     BEGINNING ON PAGE 15 OF THIS PROSPECTUS.


                                     An investment in this Policy is not a
                                     bank deposit. The Policy is not insured
                                     or guaranteed by the Federal Deposit
                                     Insurance Corporation or any other
                                     government agency.

                                     If you already own a life insurance
                                     policy, it may not be to your advantage
                                     to buy additional insurance or to
                                     replace your policy with the Policy
                                     described in this prospectus.

                                     Prospectuses for the portfolios of:
                                     AEGON/Transamerica Series Fund, Inc.;
                                     Variable Insurance Products Fund (VIP);
                                     Variable Insurance Products Fund II (VIP
                                     II); and
                                     Variable Insurance Products Fund III
                                     (VIP III)
                                     must accompany this prospectus. Certain
                                     portfolios may not be available in all
                                     states. Please read these documents
                                     before investing and save them for
                                     future reference.

TABLE OF CONTENTS
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Glossary....................................................    1
Policy Summary..............................................    5
          The Policy in General.............................    5
          Premiums..........................................    5
          Deductions from premium before we place it in a
            subaccount and/or the fixed account.............    6
          Investment Options................................    6
          Cash Value........................................    7
          Transfers.........................................    7
          Charges and Deductions............................    8
          Portfolio Annual Expense Table....................   10
          Loans.............................................   12
          Death Benefit.....................................   12
          Cash Withdrawals and Surrenders...................   13
          Illustrations.....................................   14
          Compensation......................................   14
          Inquiries.........................................   14
Risk Summary................................................   15
Western Reserve and the Fixed Account.......................   18
          Western Reserve...................................   18
          The Fixed Account.................................   18
The Separate Account and the Portfolios.....................   19
          The Separate Account..............................   19
          The Funds.........................................   19
          Addition, Deletion, or Substitution of
            Investments.....................................   25
          Your Right to Vote Portfolio Shares...............   26
The Policy..................................................   26
          Purchasing a Policy...............................   26
          Tax-Free "Section 1035" Exchanges.................   27
          Underwriting Standards............................   27
          When Insurance Coverage Takes Effect..............   28
          Backdating a Policy...............................   29
          Ownership Rights..................................   30
          Canceling a Policy................................   31
Premiums....................................................   31
          Premium Flexibility...............................   31
          Planned Periodic Payments.........................   32
          Minimum Monthly Guarantee Premium.................   32
          No Lapse Period...................................   33
          Premium Limitations...............................   33
          Making Premium Payments...........................   33
          Allocating Premiums...............................   34
Policy Values...............................................   35
          Cash Value........................................   35
          Net Surrender Value...............................   35
          Subaccount Value..................................   35
          Subaccount Unit Value.............................   36
          Fixed Account Value...............................   36


             This Policy is not available in the State of New York.

Transfers...................................................   37
          General...........................................   37
          Fixed Account Transfers...........................   39
          Conversion Rights.................................   39
          Dollar Cost Averaging.............................   40
          Asset Rebalancing Program.........................   40
          Third Party Asset Allocation Services.............   41
Charges and Deductions......................................   42
          Premium Charges...................................   43
          Monthly Deduction.................................   43
          Mortality and Expense Risk Charge.................   45
          Surrender Charge..................................   46
          Decrease Charge...................................   48
          Transfer Charge...................................   48
          Change in Net Premium Allocation Charge...........   48
          Cash Withdrawal Charge............................   49
          Taxes.............................................   49
          Portfolio Expenses................................   49
Death Benefit...............................................   49
          Death Benefit Proceeds............................   49
          Death Benefit.....................................   50
          Effects of Cash Withdrawals on the Death
            Benefit.........................................   51
          Effects of AccelPay Rider on the Death Benefit....   52
          Choosing Death Benefit Options....................   52
          Changing the Death Benefit Option.................   52
          Increasing/Decreasing the Specified Amount........   52
          Payment Options...................................   53
Surrenders and Cash Withdrawals.............................   54
          Surrenders........................................   54
          Cash Withdrawals..................................   54
Loans.......................................................   55
          General...........................................   55
          Interest Rate Charged.............................   56
          Loan Reserve Interest Rate Credited...............   56
          Effect of Policy Loans............................   56
Policy Lapse and Reinstatement..............................   57
          Lapse.............................................   57
          No Lapse Period...................................   57
          Reinstatement.....................................   58
Federal Income Tax Considerations...........................   58
          Tax Status of the Policy..........................   59
          Tax Treatment of Policy Benefits..................   59
          Special Rules for 403(b) Arrangements.............   62
Other Policy Information....................................   62
          Our Right to Contest the Policy...................   62
          Suicide Exclusion.................................   63
          Misstatement of Age or Gender.....................   63
          Modifying the Policy..............................   63
          Benefits at Maturity..............................   63
          Payments We Make..................................   64
          Settlement Options................................   64

          Reports to Owners..........................................................................................         65
          Records....................................................................................................         65
          Policy Termination.........................................................................................         66
Supplemental Benefits (Riders).......................................................................................         66
          Children's Insurance Rider.................................................................................         66
          Accidental Death Benefit Rider.............................................................................         66
          Other Insured Rider........................................................................................         66
          Disability Waiver Rider....................................................................................         67
          Disability Waiver and Income Rider.........................................................................         67
          Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")..................................         68
          Living Benefit Rider (an Accelerated Death Benefit)........................................................         68
          AccelPay Rider.............................................................................................         69
IMSA.................................................................................................................         71
Performance Data.....................................................................................................         72
          Rates of Return............................................................................................         72
          Other Performance Data in Advertising Sales Literature.....................................................         75
          Western Reserve's Published Ratings........................................................................         75
Additional Information...............................................................................................         76
          Sale of the Policies.......................................................................................         76
          Legal Matters..............................................................................................         76
          Legal Proceedings..........................................................................................         77
          Variations in Policy Provisions............................................................................         77
          Personalized Illustrations of Policy Benefits..............................................................         77
          Experts....................................................................................................         77
          Financial Statements.......................................................................................         78
          Additional Information about Western Reserve...............................................................         78
          Western Reserve's Directors and Officers...................................................................         79
          Additional Information about the Separate Account..........................................................         83
Appendix A -- Wealth Indices of Investments in the U.S. Capital Market...............................................         84
Appendix B -- Surrender Charge Per Thousand (Based on the gender and rate class of the insured)......................         86
Index to Financial Statements........................................................................................         88
          WRL Series Life Account....................................................................................
          Western Reserve Life Assurance Co. of Ohio.................................................................

GLOSSARY
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 accounts                The options to which you can allocate your money. The
                         accounts include the fixed account and the subaccounts in
                         the separate account.
                         ------------------------------------------------------------
 attained age            The issue age of the person insured, plus the number of
                         completed years since the Policy date (for the initial
                         specified amount) or the date of each increase in specified amount.
                         ------------------------------------------------------------
 Base Policy             The WRL Freedom Elite Builder variable life insurance policy without any supplemental riders.
                         ------------------------------------------------------------
 beneficiary(ies)        The person or persons you select to receive the death
                         benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.
                         ------------------------------------------------------------
 cash value              The sum of your Policy's value in the subaccounts and the
                         fixed account. If there is a Policy loan outstanding, the
                         cash value includes any amounts held in our fixed account to secure the Policy loan.
                         ------------------------------------------------------------
 death benefit proceeds  The amount we will pay to the beneficiary(ies) on the insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, and any due
                         and unpaid monthly deductions.
                         ------------------------------------------------------------
 decrease charge         Surrender charge that may be imposed upon a decrease in
                         specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).
                         ------------------------------------------------------------
 fixed account           An option to which you may allocate net premiums and cash
                         value. We guarantee that any amounts you allocate to the
                         fixed account will earn interest at a declared rate. New
                         Jersey residents: the fixed account is NOT available to you.
                         ------------------------------------------------------------
 free-look period        The period during which you may return the Policy and
                         receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look
                         period is listed in the Policy.
                         ------------------------------------------------------------
 funds                   Investment companies which are registered with the U.S.
                         Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our
                         subaccounts. We reserve the right to add other registered
                         investment companies to the Policy in the future.
                         ------------------------------------------------------------
 in force                While coverage under the Policy is active and the insured's life remains insured.
                         ------------------------------------------------------------
 initial premium         The amount you must pay before insurance coverage begins
                         under this Policy. The initial premium is shown on the
                         schedule page of your Policy.
                         ------------------------------------------------------------
 insured                 The person whose life is insured by this Policy.
                         ------------------------------------------------------------
 issue age               The insured's age on his or her birthday nearest to the
                         Policy date. When you increase the Base Policy's specified amount of insurance coverage, the issue age for the new
                         segment of specified amount coverage is the insured's age on his or her birthday nearest the date that the increase in
                         specified amount takes effect. This age may be different
                         from the attained age on other segments of specified amount coverage.
                         ------------------------------------------------------------


 lapse                   When life insurance coverage ends because you do not have
                         enough cash value in the Policy to pay the monthly
                         deduction, the surrender charge and any outstanding loan
                         amount, and you have not made a sufficient payment by the
                         end of a grace period.
                         ------------------------------------------------------------
 loan amount             The total amount of all outstanding Policy loans, including both principal and interest due.
                         ------------------------------------------------------------
 loan reserve            A part of the fixed account to which amounts are transferred as collateral for Policy loans.
                         ------------------------------------------------------------
 maturity date           The Policy anniversary nearest the insured's 100th birthday if the insured is living and the Policy is still in force.
                         It is the date when life insurance coverage under this
                         Policy ends. You may continue coverage, at your option,
                         under the Policy's extended maturity date benefit provision.
                         ------------------------------------------------------------
 minimum monthly         The amount shown on your Policy schedule page that we use
 guarantee premium       during the no lapse period to determine whether a grace
                         period will begin. We will adjust the minimum monthly
                         guarantee premium if you change death benefit options,
                         increase or decrease the specified amount, or add, increase or decrease a rider. A grace period will begin whenever your net surrender value is not enough to meet monthly
                         deductions.
                         ------------------------------------------------------------
 Monthiversary           This is the day of each month when we determine Policy
                         charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.
                         ------------------------------------------------------------
 monthly deduction       The monthly Policy charge, plus the monthly cost of
                         insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount.
                         ------------------------------------------------------------
 net premium             The part of your premium that we allocate to the fixed
                         account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charges and the premium collection charge.
                         ------------------------------------------------------------
 net surrender value     The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you
                         surrender is equal to: the cash value, minus any surrender charge, and minus any outstanding loan amount.
                         ------------------------------------------------------------
 no lapse date           For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured's
                         attained age is 65 or the twentieth Policy anniversary,
                         whichever is earlier. For a Policy issued to an insured ages
                         61-85, the no lapse date is the fifth Policy anniversary.
                         The no lapse date is specified in your Policy.
                         ------------------------------------------------------------
 no lapse period         The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain
                         conditions are met.
                         ------------------------------------------------------------
 office                  Our administrative office and mailing address is P.O. Box
                         5068, Clearwater, Florida 33758-5068. Our street address is
                         570 Carillon Parkway, St. Petersburg, Florida 33716. Our
                         phone number is 1-800-851-9777, extension 6539. Our hours
                         are Monday-Friday from 8:00 a.m.-7:00 p.m. Eastern time.
                         ------------------------------------------------------------
 planned periodic        A premium payment you make in a level amount at a fixed
 premium                 interval over a specified period of time.
                         ------------------------------------------------------------


 Policy date             The date when our underwriting process is complete, full
                         life insurance coverage goes into effect, the initial
                         premium payment has been received, and we begin to make the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a
                         Policy by assigning a Policy date earlier than the date the
                         Policy is issued. We measure Policy months, years, and
                         anniversaries from the Policy date.
                         ------------------------------------------------------------
 portfolio               One of the separate investment portfolios of a fund.
                         ------------------------------------------------------------
 premiums                All payments you make under the Policy other than loan
                         repayments.
                         ------------------------------------------------------------
 reallocation account    That portion of the fixed account where we hold the net
                         premium(s) from the record date until the reallocation date.
                         ------------------------------------------------------------
 reallocation date       The date we reallocate all cash value held in the
                         reallocation account to the fixed account and subaccounts
                         you selected on your application. We place your net premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your
                         free-look right. In those states the reallocation date is
                         the record date, plus the number of days in your state's
                         free-look period, plus five days. In all other states, the reallocation date is the record date.
                         ------------------------------------------------------------
 record date             The date we record your Policy on our books as an in force
                         Policy. The record date is generally the Policy date, unless the Policy is backdated. The record date is the date when, depending on the laws of the state governing your Policy
                         (usually the state where you live), we allocate your net
                         premium either to the reallocation account or to the fixed account and the subaccounts you selected on your
                         application.
                         ------------------------------------------------------------
 separate account        The WRL Series Life Account. It is a separate investment
                         account that is divided into subaccounts. We established the separate account to receive and invest net premiums under
                         the Policy and other variable life insurance policies we
                         issue.
                         ------------------------------------------------------------
 specified amount        The minimum death benefit we will pay under the Policy
                         provided the Policy is in force. The initial specified
                         amount is the amount shown on the Base Policy's schedule
                         page that you receive when the Policy is issued. The
                         specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount. Events such as a request to increase or
                         decrease the specified amount, a change in death benefit
                         option, or a cash withdrawal (if you choose Option A death benefit) may affect the specified amount in force.
                         ------------------------------------------------------------
 subaccount              A subdivision of the separate account that invests
                         exclusively in shares of one investment portfolio of a fund.
                         ------------------------------------------------------------
 surrender charge        If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender
                         charge from the cash value.
                         ------------------------------------------------------------
 termination             When the insured's life is no longer insured under the
                         Policy.
                         ------------------------------------------------------------
                         Each day the New York Stock Exchange is open for trading.
 valuation date          Western Reserve is open for business whenever the New York
                         Stock Exchange is open.
                         ------------------------------------------------------------


 valuation period        The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at
                         the close of normal trading on the New York Stock Exchange
                         (currently 4:00 p.m. Eastern time on each valuation date)
                         and ends at the close of normal trading of the New York
                         Stock Exchange on the next valuation date.
                         ------------------------------------------------------------
 we, us, our (Western
 Reserve)                Western Reserve Life Assurance Co. of Ohio.
                         ------------------------------------------------------------
 written notice          The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be
                         complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
                         ------------------------------------------------------------
 you, your (owner or
 policyowner)            The person entitled to exercise all rights as owner under
                         the Policy.

POLICY SUMMARY                                     WRL FREEDOM ELITE BUILDER(SM)
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       This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.

THE POLICY IN GENERAL

       The WRL Freedom Elite Builder(SM) is an individual flexible premium variable life insurance policy.


       The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 15.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.


       A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on access to the fixed account and on other Policy features. Please consult your agent and refer to your Policy for details.

PREMIUMS

 -- You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
 --     Unplanned premiums may be made, within limits.
 -- Premium payments must be at least $50 if paid monthly and $600 if paid annually.
 -- You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.
 -- Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.
 -- The minimum monthly guarantee premium on the Policy date is shown on your Policy schedule page. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider.
 -- Under certain circumstances, extra premiums may be required to prevent lapse.

 -- Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page. See Reallocation Account p. 34.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT

 --     For the first ten Policy years:   6.0% premium expense charge for
        Policies with a specified amount in force of less than $250,000; 4.0% for Policies with a specified amount in force of $250,000 - $499,999.
 --     After the tenth Policy year:   2.5% premium expense charge for Policies
        with a specified amount in force of less than $500,000.
 -- There is no premium expense charge for Policies with a specified amount in force of $500,000 or higher.

 -- A premium collection charge of $3.00 from each premium payment for Policies on direct pay notice. We currently do not impose this charge but reserve the right to do so in the future. This charge does not apply to Policies under an electronic funds transfer program.


INVESTMENT OPTIONS


       Subaccounts. You may direct the money in your Policy to any of the subaccounts of the WRL Series Life Account, a separate account. For administrative reasons, we currently limit the number of subaccounts that you can invest in at any one time to 16 active subaccounts. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


       The portfolios available to you are:

AEGON/TRANSAMERICA SERIES FUND, INC.


[ ]   Munder Net50
[ ]   Van Kampen Emerging Growth
[ ]   T. Rowe Price Small Cap
[ ]   Pilgrim Baxter Mid Cap Growth
[ ]   Alger Aggressive Growth
[ ]   Third Avenue Value
[ ]   Value Line Aggressive Growth
[ ]   American Century International
        (formerly GE International Equity)
[ ]   Gabelli Global Growth
[ ]   Great Companies -- Global(2)
[ ]   Great Companies -- Technology(SM)
[ ]   Janus Growth
[ ]   LKCM Capital Growth
[ ]   Goldman Sachs Growth
[ ]   GE U.S. Equity
[ ]   Great Companies -- America(SM)
[ ]   Salomon All Cap
[ ]   Dreyfus Mid Cap
[ ]   PBGH /NWQ Large Cap Value Select
        (formerly NWQ Value Equity)
[ ]   Transamerica U.S. Government Securities
[ ]   T. Rowe Price Dividend Growth
[ ]   Transamerica Value Balanced
        (formerly Dean Asset Allocation)
[ ]   LKCM Strategic Total Return
[ ]   Clarion Real Estate Securities (formerly
        J.P. Morgan Real Estate Securities)
[ ]   Federated Growth & Income
[ ]   Janus Balanced
[ ]   AEGON Bond
[ ]   Transamerica Money Market
        (formerly J.P. Morgan Money Market)
[ ]   Conservative Asset Allocation
[ ]   Moderate Asset Allocation
[ ]   Moderately Aggressive Asset Allocation
[ ]   Aggressive Asset Allocation
[ ]   Transamerica Convertible Securities
[ ]   PIMCO Total Return
[ ]   Transamerica Growth
[ ]   Transamerica Small Company
[ ]   J.P. Morgan Enhanced Index
[ ]   Capital Guardian Value
[ ]   Capital Guardian U.S. Equity

VARIABLE INSURANCE PRODUCTS FUND (VIP)

[ ] Fidelity VIP Equity-Income Portfolio -- Service Class 2

VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

[ ] Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2

VARIABLE INSURANCE PRODUCTS FUND III (VIP III)

[ ] Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2


       Fixed Account. You may also direct the money in your Policy to the fixed account. Unless otherwise required by state law, we may restrict your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 3.0%. The fixed account is NOT available to residents of New Jersey.


CASH VALUE

 -- Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
 -- Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
 -- Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
 -- There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s).

 -- The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums. See Minimum Monthly Guarantee Premium p. 32.


TRANSFERS

 -- You can transfer cash value among the subaccounts and the fixed account. We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
 --     You may make transfers in writing, by telephone or by fax.
 --     Policy loans reduce the amount of cash value available for transfers.
 --     Dollar cost averaging and asset rebalancing programs are available.

 -- You may make one transfer per Policy year from the fixed account, and we must receive at our office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. The amount of your transfer is limited to the greater of:


     + 25% of your value in the fixed account (currently we allow up to 50% of your value but the 50% limit is not guaranteed); OR

     + the amount you transferred from the fixed account in the preceding Policy year.

CHARGES AND DEDUCTIONS

 -- PREMIUM EXPENSE CHARGE: During the first ten Policy years, we deduct 6.0% from each premium payment on Policies with a specified amount in force of less than $250,000 (4.0% on Policies with a specified amount in force of $250,000 - $499,999). After the tenth Policy year we reduce the charge to 2.5%. There is no premium expense charge for Policies with a specified amount in force of $500,000 or higher.

 -- PREMIUM COLLECTION CHARGE: We deduct $3.00 from each premium payment for Policies on direct pay notice. We currently do not impose this charge but reserve the right to do so in the future. This charge does not apply to Policies under an electronic funds transfer program.

 -- MONTHLY POLICY CHARGE: We currently deduct $5.00 from your cash value each month. This charge is guaranteed not to exceed $7.50. This charge is used to cover aggregate Policy expenses.

 -- COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with the insured's issue age on the Policy date, issue age at the time of any increase in specified amount, length of time from the Policy date or from the date of any increase in specified amount, specified amount band, gender, rate class, the specified amount in force, the death benefit option you choose, and the investment experience of the portfolios in which you invest. We currently charge lower cost of insurance rates for Policies in higher specified amount bands.

 -- MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount. We guarantee to reduce this amount to 0.60% after the first 15 Policy years. We intend to reduce this amount to 0.30% in the 16th Policy year, but we do not guarantee that we will do so.
 -- SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years (or during the first 15 years following each increase in specified amount). The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charges calculated for the Base Policy's initial specified amount and the surrender charges calculated for each increase in specified amount. SURRENDER CHARGES MAY BE SIGNIFICANT. You may have no net surrender value if you surrender your Policy in the initial Policy years. The surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.
 -- DECREASE CHARGE: If you request a decrease in the specified amount during the first 15 Policy years or during the 15 years following any increase in specified amount, we will deduct a decrease charge.
 -- TRANSFER CHARGE: We deduct $25 for each transfer in excess of 12 per Policy year.
 -- CHANGE IN NET PREMIUM ALLOCATION CHARGE: We currently do not charge if you change your net premium allocation. However, we reserve the right to charge you $25 if you make more than one change every three months in your allocation schedule. We will notify you if we decide to impose this charge.

 -- RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.
 -- CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.

 -- PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses
        currently range from       % to       % annually, depending on the
        portfolio. See Portfolio Annual Expense Table below. See also the fund prospectuses.

PORTFOLIO ANNUAL EXPENSE TABLE

       This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.

ANNUAL PORTFOLIO OPERATING EXPENSES(1)
(As a percentage of average portfolio assets after fee waivers and expense reimbursements)


                                                                                                                        NET
                                                                              GROSS TOTAL    FEES AND EXPENSES    TOTAL PORTFOLIO
                                      MANAGEMENT     OTHER      RULE 12B-1     PORTFOLIO         WAIVED OR            ANNUAL
  PORTFOLIO                              FEES       EXPENSES       FEES        EXPENSES         REIMBURSED           EXPENSES
  AEGON/TRANSAMERICA SERIES FUND,
    INC.(2)(6)
  Munder Net50                           0.90%        0.10%         N/A               %                 %              1.00%
  Van Kampen Emerging Growth             0.80%        0.05%         N/A               %                 %              0.85%
  T. Rowe Price Small Cap                0.75%        0.25%         N/A               %                 %              1.00%
  Pilgrim Baxter Mid Cap Growth          0.85%        0.07%         N/A               %                 %              0.92%
  Alger Aggressive Growth                0.80%        0.06%         N/A               %                 %              0.86%
  Third Avenue Value                     0.80%        0.12%         N/A               %                 %              0.92%
  Value Line Aggressive Growth           0.80%        0.20%         N/A               %                 %              1.00%
  American Century International         1.00%        0.20%         N/A               %                 %              1.20%
  Gabelli Global Growth                  1.00%        0.20%         N/A               %                 %              1.20%
  Great Companies -- Global(2)           0.80%        0.20%         N/A               %                 %              1.00%
  Great Companies -- Technology(SM)      0.80%        0.20%         N/A               %                 %              1.00%
  Janus Growth                           0.80%        0.02%         N/A               %                 %              0.82%
  LKCM Capital Growth                    0.80%        0.20%         N/A               %                 %              1.00%
  Goldman Sachs Growth                   0.90%        0.10%         N/A               %                 %              1.00%
  GE U.S. Equity                         0.80%        0.08%         N/A               %                 %              0.88%
  Great Companies -- America(SM)         0.80%        0.11%         N/A               %                 %              0.91%
  Salomon All Cap                        0.90%        0.10%         N/A               %                 %              1.00%
  Dreyfus Mid Cap                        0.85%        0.15%         N/A               %                 %              1.00%
  PBGH/NWQ Large Cap Value Select        0.80%        0.08%         N/A               %                 %              0.88%
  T. Rowe Price Dividend Growth          0.90%        0.10%         N/A               %                 %              1.00%
  Transamerica Value Balanced            0.80%        0.07%         N/A               %                 %              0.87%
  LKCM Strategic Total Return            0.80%        0.05%         N/A               %                 %              0.85%
  Clarion Real Estate Securities         0.80%        0.20%         N/A               %                 %              1.00%
  Federated Growth & Income              0.75%        0.11%         N/A               %                 %              0.86%
  Janus Balanced                         0.80%        0.08%         N/A               %                 %              0.88%
  AEGON Bond                             0.45%        0.08%         N/A               %                 %              0.53%
  Transamerica Money Market              0.40%        0.04%         N/A               %                 %              0.44%
  Conservative Asset
    Allocation(3)(7)                         %            %         N/A               %                 %                  %
  Moderate Asset Allocation(3)(7)            %            %         N/A               %                 %                  %
  Moderately Aggressive Asset
    Allocation(3)(7)                         %            %         N/A               %                 %                  %
  Aggressive Asset Allocation(3)(7)          %            %         N/A               %                 %                  %
  Transamerica Convertible
    Securities(3)                            %            %         N/A               %                 %                  %
  PIMCO Total Return(3)                      %            %         N/A               %                 %                  %
  Transamerica Growth(3)                     %            %         N/A               %                 %                  %
  Transamerica Small Company(3)              %            %         N/A               %                 %                  %
  Transamerica U.S. Government
    Securities(3)                            %            %         N/A               %                 %                  %
  J.P. Morgan Enhanced Index(3)              %            %         N/A               %                 %                  %
  Capital Guardian Value(3)                  %            %         N/A               %                 %                  %
  Capital Guardian U.S. Equity(3)            %            %         N/A               %                 %                  %
  VARIABLE INSURANCE PRODUCTS FUND
    (VIP)
    Fidelity VIP Equity-Income
      Portfolio -- Service Class
      2(5)                               0.48%        0.10%        0.25%(4)           %                 %              0.83%
  VARIABLE INSURANCE PRODUCTS FUND
    II (VIP II)
    Fidelity VIP II Contrafund(R)
      Portfolio -- Service Class
      2(5)                               0.57%        0.10%        0.25%(4)           %                 %              0.92%
  VARIABLE INSURANCE PRODUCTS FUND
    III (VIP III)
    Fidelity VIP III Growth
      Opportunities Portfolio --
      Service Class 2(5)                 0.58%        0.12%        0.25%(4)           %                 %              0.95%

 (1) The fee table information relating to the portfolios was provided to Western Reserve by the funds. Western Reserve has not independently verified such information.

 (2) Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. ("Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2003. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.


 (3) Because this portfolio did not commence operations until May 1, 2002, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.


 (4) The 12b-1 fee deducted for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG, the principal underwriter for the Policies.


 (5) Total Portfolio Annual Expenses for Service Class 2 shares were lower than those shown in the Fee Table because a portion of the brokerage commissions that the Fidelity VIP Funds paid was used to reduce each Fund's expenses, and/or because through arrangements with each Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's custodian expenses. See the accompanying Fidelity VIP Funds prospectuses. Actual expenses were: Fidelity VIP Equity-Income
     Portfolio -- Service Class 2 --     %; Fidelity VIP II Contrafund(R)
     Portfolio -- Service Class 2 --     %; and Fidelity VIP III Growth
     Opportunities Portfolio -- Service Class 2 --     %.


 (6) AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), the Series Fund's investment adviser, has undertaken, until at least April 30, 2003, to pay expenses on behalf of the portfolios of the Series Fund to the extent normal operating expenses of a portfolio exceed a stated percentage of each portfolio's average daily net assets. The expense limit, the amount reimbursed by AEGON/Transamerica Advisers during 2001 and the expense ratio without the reimbursement are listed below for each portfolio:



                                                                                       EXPENSE RATIO
                                                           EXPENSE    REIMBURSEMENT    WITHOUT
                                                           LIMIT        AMOUNT         REIMBURSEMENT
Munder Net50                                                1.00%       $    N/A            N/A
Van Kampen Emerging Growth                                  1.00%            N/A            N/A
T. Rowe Price Small Cap                                     1.00%         30,189           1.14%
Pilgrim Baxter Mid Cap Growth                               1.00%            N/A            N/A
Alger Aggressive Growth                                     1.00%            N/A            N/A
Third Avenue Value                                          1.00%            N/A            N/A
Value Line Aggressive Growth                                1.00%         22,530           1.86%
American Century International                              1.20%        125,321           1.66%
Gabelli Global Growth                                       1.20%         14,606           1.99%
Great Companies -- Global(2)                                1.00%         20,105           3.93%
Great Companies -- Technology(SM)                           1.00%          5,276           1.05%
Janus Growth                                                1.00%            N/A            N/A
LKCM Capital Growth                                         1.00%            N/A            N/A
Goldman Sachs Growth                                        1.00%         51,711           1.37%
GE U.S. Equity                                              1.00%            N/A            N/A
Great Companies -- America(SM)                              1.00%            N/A            N/A
Salomon All Cap                                             1.00%         85,511           1.25%
Dreyfus Mid Cap                                             1.00%         68,550           1.90%
PBGH/NWQ Large Cap Value Select                             1.00%            N/A            N/A
T. Rowe Price Dividend Growth                               1.00%         55,887           1.45%
Transamerica Value Balanced                                 1.00%            N/A            N/A
LKCM Strategic Total Return                                 1.00%            N/A            N/A
Clarion Real Estate Securities                              1.00%         58,192           1.71%
Federated Growth & Income                                   1.00%            N/A            N/A
Janus Balanced                                              1.00%            N/A            N/A
AEGON Bond                                                  0.70%            N/A            N/A
Transamerica Money Market                                   0.70%            N/A            N/A
Conservative Asset Allocation                               0.60%            N/A            N/A
Moderate Asset Allocation                                   0.60%            N/A            N/A
Moderately Aggressive Asset Allocation                      0.60%            N/A            N/A
Aggressive Asset Allocation                                 0.60%            N/A            N/A
Transamerica Convertible Securities                         1.30%            N/A            N/A
PIMCO Total Return                                          1.20%            N/A            N/A
Transamerica Growth                                             %            N/A            N/A
Transamerica Small Company                                      %            N/A            N/A
Transamerica U.S. Government Securities                         %            N/A            N/A
J.P. Morgan Enhanced Index                                      %            N/A            N/A
Capital Guardian Value                                          %            N/A            N/A
Capital Guardian U.S. Equity                                    %            N/A            N/A



 (7)This portfolio is a "fund of funds" that invests in other Series Fund portfolios. The Series Fund prospectus provides specific information on the fees and expenses of this portfolio. This portfolio has its own set of operating expenses, as does each of the underlying Series Fund portfolios in which it invests. The range of the average weighted expense ratio for this portfolio, including such indirect expenses of the underlying Series Fund
    portfolios, is expected to be   % to   %. A range is provided since the
    allocation of assets to various
underlying Series Fund portfolios will fluctuate. Over time, the cost of investment in an asset allocation "fund of funds" portfolio will increase the cost of your investment and may cost you more than investing in a Series Fund portfolio without asset allocation.



       The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 2001 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the fund prospectuses which accompany this prospectus.


LOANS

 -- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, MINUS any surrender charge and MINUS any outstanding loan amount.
 -- We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges.
 --     The minimum loan amount is generally $500.
 -- You may request a loan by calling us or by writing or faxing us written instructions.
 -- Prior to the 10th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%.
 -- To secure the loan, we transfer a portion of your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.
 -- After the 10th Policy year, you may borrow at preferred loan rates an amount equal to the cash value MINUS total premiums paid (reduced by any cash withdrawals) and MINUS any outstanding loan amount. We currently charge 3.0% interest on preferred loans. THIS RATE IS NOT GUARANTEED.
 -- Federal income taxes and a penalty tax may apply to loans you take against the Policy.

 --     There are risks involved in taking a Policy loan. See Risk Summary p.
        15.

 --     The federal tax consequences of loans with preferred rates is uncertain.

 -- A Policy loan reduces the death benefit as well as the AccelPay rider benefit you receive.


DEATH BENEFIT

 --     You must choose one of three death benefit options. We offer the following:
      --     Option A is the greater of:
         +    the current specified amount, or
         +    a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
      --     Option B is the greater of:
         +    the current specified amount, plus the Policy's cash value on the date of the insured's death, or
         +    a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
      --     Option C is the greater of:
         +    the amount payable under Option A, or

         + the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death.
 -- So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.

 -- We offer 4 bands of specified amount coverage. Each band has its own minimum specified amount and cost of insurance rates. The higher the band of specified amount you choose, the lower the cost of insurance rates. The minimum specified amount for band 1 for a Policy for all issue ages is $50,000. We will state the minimum specified amount in your Policy. You cannot decrease the specified amount below this minimum.


 -- We will reduce the death benefit proceeds by any outstanding loan amount, any benefit paid under the AccelPay rider, and any due and unpaid charges.

 -- We will increase the death benefit proceeds by any additional insurance benefits you add by rider.
 -- After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or increase or decrease the specified amount. A decrease in specified amount is limited to 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.
 -- Under current tax law, the death benefit should be income tax free to the beneficiary.
 -- The death benefit is available in a lump sum or a variety of payout options.

 -- Your death benefit will decrease by the amount of any AccelPay rider benefit you receive.


CASH WITHDRAWALS AND SURRENDERS

 -- You may take one withdrawal of cash value per Policy year after the first Policy year.
 --     The amount of the withdrawal must be:
      +    at least $500; and

      + no more than 10% of the net surrender value. After the 10th Policy year, we currently intend to limit the withdrawal amount to no more than 25% of the net surrender value.


      + after the 10th Policy year, for Policies with a specified amount of at least $500,000 at the time of the withdrawal, we currently intend to limit the withdrawal amount to the greater of 25% of the net surrender value or the amount of premiums paid in the Policy, less any previous withdrawals.

 -- We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
 --     There is no surrender charge assessed when you take a cash withdrawal.
 -- A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.
 -- If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal.
 -- When a cash withdrawal reduces the specified amount in force, we will look to the reduced specified amount to determine the specified amount band, cost of insurance rates and the premium expense charge we deduct from subsequent premium payments.
 -- Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

 -- You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value (cash value, MINUS any surrender charge, and MINUS any outstanding loan amount). The surrender charge will apply during the first 15 Policy years or during the 15 years following any increase in specified amount.


ILLUSTRATIONS



 -- Illustrations of death benefits, cash value and net surrender value used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered representative of past or future performance.



 -- Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.



 -- We have filed an example of an illustration based on hypothetical rates of return as an exhibit to the registration statement to this prospectus.


COMPENSATION

 -- We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies. For a discussion of these arrangements, see Sale of the Policies.

INQUIRIES


       If you need more information, please contact our office at:


                Western Reserve Life
                P.O. Box 5068
                Clearwater, Florida 33758-5068
                1-800-851-9777, extension 6539

                Facsimile: 1-727-299-1648

                (Monday-Friday from 8:00 a.m.-7:00 p.m. Eastern time) www.westernreserve.com

RISK SUMMARY
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 INVESTMENT              If you invest your cash value in one or more subaccounts,
 RISK                    you will be subject to the risk that investment performance could be unfavorable and that the cash value of your Policy would decrease. YOU COULD LOSE EVERYTHING YOU INVEST, AND
                         YOUR POLICY COULD LAPSE. If you select the fixed account,
                         your cash value in the fixed account is credited with a
                         declared rate of interest, but you assume a risk that the
                         rate may decrease, although it will never be lower than a
                         guaranteed minimum annual effective rate of 3.0%.
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 RISK OF LAPSE           If your Policy fails to meet certain conditions, we will
                         notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period.
                         Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as
                         long as you pay sufficient minimum monthly guarantee
                         premiums. If you do not pay these premiums, you will
                         automatically lose the no lapse guarantee and you will
                         increase the risk that your Policy will lapse. In addition, if you take a cash withdrawal, or take a Policy loan, or if you increase or decrease your specified amount, or if you
                         add, increase or decrease a rider, you will increase the
                         risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loans and any
                         decrease charge from your premiums paid when we determine
                         whether your premiums are high enough to keep the no lapse period in effect.
                         If you change death benefit options, increase or decrease
                         the specified amount, or add, increase or decrease a rider, we will change the amount of the minimum monthly guarantee premium you must pay to keep the no lapse period in effect.
                         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount or add,
                         increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.
                         After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero.
                         The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value, minus the surrender charge, and minus any outstanding loan amount) is not enough to pay the monthly deduction due.
                         A Policy lapse will have adverse tax consequences. See
                         Federal Income Tax Considerations p. 58 and Policy Lapse and
                         Reinstatement p. 57.
                         You may reinstate this Policy within five years after it has lapsed (and prior to the maturity date), if the insured
                         meets the insurability requirements and you pay the amount we require.
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 TAX RISKS               We expect that the Policy will generally be deemed a life
 (INCOME TAX             insurance contract under federal tax law, so that the death
 AND MEC)                benefit paid to the beneficiary will not be subject to
                         federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies
                         issued on a substandard basis.
                         Depending on the total amount of premiums you pay, the
                         Policy may be treated as a modified endowment contract
                         ("MEC") under federal tax laws. If a Policy is treated as a
                         MEC, partial withdrawals, surrenders and loans will be
                         taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC,
                         partial surrenders and withdrawals will not be subject to
                         tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for
                         assistance in all tax matters involving your Policy.
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 LIMITS ON CASH          The Policy permits you to take only one cash withdrawal per
 WITHDRAWALS             Policy year, after the first Policy year has been completed.
                         The amount you may withdraw is limited to 10% of the net
                         surrender value. We currently intend to limit the amount you can withdraw to 25% of the net surrender value after the
                         10th Policy year. After the 10th Policy year, for Policies with a specified amount of at least $500,000 at the time of the withdrawal, we currently intend to limit the withdrawal amount to the greater of 25% of the net surrender value or the amount of premiums paid in the Policy, less any previous withdrawals.
                         A cash withdrawal will reduce cash value, so it will
                         increase the risk that the Policy will lapse. A cash
                         withdrawal may also increase the risk that the no lapse
                         period will not remain in effect.
                         A cash withdrawal will reduce the death benefit. If you
                         select death benefit Option A, a cash withdrawal will
                         permanently reduce the specified amount of the Policy by the amount of the withdrawal. A cash withdrawal also reduces the death benefit under Options B and C because the cash value is reduced. In some circumstances, a cash withdrawal may
                         reduce the death benefit by more than the dollar amount of the withdrawal.
                         Federal income taxes and a penalty tax may apply to cash
                         withdrawals and surrenders.
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 LOAN RISKS              A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from
                         the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed
                         interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding,
                         the greater the effect is likely to be. Depending on the
                         investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.
                         We also currently charge interest on Policy loans at a rate of 3.75%, payable in arrears. This charge will not exceed
                         4.0%. Interest is added to the amount of the loan to be
                         repaid.
                         A Policy loan affects the death benefit as well as the
                         AccelPay rider benefit because a loan reduces the death
                         benefit proceeds and net surrender value by the loan amount.
                         For this reason, taking a loan will also reduce the amount available for AccelPay rider benefits.
                         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no
                         lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable
                         investment experience reduce your net surrender value and
                         the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences would result.
                         If a loan from a Policy is outstanding when the Policy is
                         canceled or lapses or becomes a MEC, or if a loan is taken out and the Policy is a MEC, then the amount of the
                         outstanding indebtedness will be taxed as if it were a
                         distribution from the Policy. Moreover, the tax treatment of loans with preferred rates is uncertain. See Federal Income
                         Tax Considerations p. 58.
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 EFFECTS OF THE          THE SURRENDER CHARGES UNDER THIS POLICY ARE SIGNIFICANT. IT
 SURRENDER               IS LIKELY YOU WILL RECEIVE NO NET SURRENDER VALUE IF YOU
 CHARGE                  SURRENDER YOUR POLICY IN THE FIRST FEW POLICY YEARS. In
                         addition, the surrender charges that apply for 15 years
                         after any increase in specified amount will significantly
                         reduce your net surrender value. You should purchase this
                         Policy, and increase the specified amount, only if you have the financial ability to keep it in force for a substantial period of time.
                         Even if you do not ask to surrender your Policy, the
                         surrender charge plays a role in determining whether your
                         Policy will lapse. Each month we will use the cash value
                         (reduced by the surrender charge and reduced by any
                         outstanding loan amount) to measure whether your Policy will remain in force or will enter a grace period.
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 COMPARISON              Like fixed benefit life insurance, the Policy offers a death
 WITH OTHER              benefit and can provide a cash value, loan privileges and a
 INSURANCE               value on surrender. However, the Policy differs from a fixed
 POLICIES                benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will
                         vary with the investment performance of the amounts you
                         place in the subaccounts. In addition, the cash value and
                         net surrender value will always vary with the investment
                         results of your selected subaccounts.
                         As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
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WESTERN RESERVE AND THE FIXED ACCOUNT
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WESTERN RESERVE

       Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve was incorporated under Ohio law on October 1, 1957. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. Western Reserve intends to sell this Policy in the District of Columbia, and all states, except New York.

THE FIXED ACCOUNT

       The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

       Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

       We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.


       New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is used solely for Policy loans.


       THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
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THE SEPARATE ACCOUNT


       The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. You may direct the money in your Policy to a maximum of 16 active subaccounts of the separate account at any one time. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.


       Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

       The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.

THE FUNDS

       The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

       Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.

       Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

       Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.


PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
MUNDER NET50                        + Munder Capital Management                 + Seeks long-term capital appreciation.
VAN KAMPEN EMERGING GROWTH          + Van Kampen Asset Management Inc.          + Seeks capital appreciation by investing
                                                                                  primarily in common stocks of small and
                                                                                  medium-sized companies.
T. ROWE PRICE SMALL CAP             + T. Rowe Price Associates, Inc.            + Seeks long-term growth of capital by
                                                                                  investing primarily in common stocks of
                                                                                  small growth companies.
PILGRIM BAXTER MID CAP GROWTH       + Pilgrim Baxter & Associates, Ltd.         + Seeks capital appreciation.
ALGER AGGRESSIVE GROWTH             + Fred Alger Management, Inc.               + Seeks long-term capital appreciation.
THIRD AVENUE VALUE                  + EQSF Advisers, Inc.                       + Seeks long-term capital appreciation.
VALUE LINE AGGRESSIVE GROWTH        + Value Line, Inc.                          + Seeks to realize capital growth.
AMERICAN CENTURY INTERNATIONAL      + American Century Investment Management,   + Seeks long-term growth of capital.
                                      Inc.
GABELLI GLOBAL GROWTH               + Gabelli Asset Management Company          + Seeks to provide investors with
                                                                                  appreciation of capital. Current income
                                                                                  is secondary objective.
GREAT COMPANIES -- GLOBAL(2)        + Great Companies, L.L.C.                   + Seeks long-term growth of capital in a
                                                                                  manner consistent with preservation of
                                                                                  capital.

PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
GREAT COMPANIES -- TECHNOLOGY(SM)   + Great Companies, L.L.C.                   + Seeks long-term growth of capital.
JANUS GROWTH                        + Janus Capital Corporation                 + Seeks growth of capital.
LKCM CAPITAL GROWTH                 + Luther King Capital Management            + Seeks long-term growth of capital
                                      Corporation                                 through a disciplined investment
                                                                                  approach focusing on companies with
                                                                                  superior growth prospects.
GOLDMAN SACHS GROWTH                + Goldman Sachs Asset Management            + Seeks long-term growth of capital.
GE U.S. EQUITY                      + GE Asset Management Incorporated          + Seeks long-term growth of capital.
GREAT COMPANIES -- AMERICA(SM)      + Great Companies, L.L.C.                   + Seeks long-term growth of capital.
SALOMON ALL CAP                     + Salomon Brothers Asset Management Inc     + Seeks capital appreciation.
FIDELITY VIP II CONTRAFUND(R)       + Fidelity Management & Research Company    + Seeks long-term capital appreciation by
PORTFOLIO -- SERVICE CLASS 2          ("FMR")                                     investing primarily in a broad variety
                                                                                  of common stocks, using both
                                                                                  growth-oriented and contrarian
                                                                                  disciplines.
DREYFUS MID CAP                     + The Dreyfus Corporation                   + Seeks total investment returns
                                                                                  (including capital appreciation and
                                                                                  income), which consistently outperform
                                                                                  the S&P 400 Mid Cap Index.
PBGH/NWQ LARGE CAP VALUE SELECT     + NWQ Investment Management Company, Inc.   + Seeks to achieve maximum, consistent
                                      and Pilgrim Baxter & Associates, Ltd.*      total return with minimum risk to
                                                                                  principal.
FIDELITY VIP EQUITY-INCOME          + Fidelity Management & Research Company    + Seeks reasonable income by investing
PORTFOLIO -- SERVICE CLASS 2                                                      primarily in income-producing equity
                                                                                  securities.


---------------


* Effective May 1, 2002, this portfolio will be co-sub-advised by Pilgrim Baxter & Associates, Ltd.

PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
FIDELITY VIP III GROWTH             + Fidelity Management & Research Company    + Seeks capital growth by investing in a
OPPORTUNITIES PORTFOLIO -- SERVICE                                                wide range of common domestic and
CLASS 2                                                                           foreign stocks, and securities
                                                                                  convertible into common stocks.
T. ROWE PRICE DIVIDEND GROWTH       + T. Rowe Price Associates, Inc.            + Seeks to provide an increasing level of
                                                                                  dividend income, long-term capital
                                                                                  appreciation and reasonable current
                                                                                  income through investments primarily in
                                                                                  dividend paying stocks.
TRANSAMERICA VALUE BALANCED         + Transamerica Investment Management, LLC   + Seeks preservation of capital and
                                                                                  competitive investment returns.
LKCM STRATEGIC TOTAL RETURN         + Luther King Capital Management            + Seeks to provide current income,
                                      Corporation                                 long-term growth of income and capital
                                                                                  appreciation.
CLARION REAL ESTATE SECURITIES      + Clarion CRA Securities, LP**              + Seeks long-term total return from
                                                                                  investments primarily in equity
                                                                                  securities of real estate companies.
                                                                                  Total return will consist of realized
                                                                                  and unrealized capital gains and losses
                                                                                  plus income.
FEDERATED GROWTH & INCOME           + Federated Investment Counseling           + Seeks total return by investing in
                                                                                  securities that have defensive
                                                                                  characteristics.
JANUS BALANCED                      + Janus Capital Corporation                 + Seeks long-term capital growth,
                                                                                  consistent with preservation of capital
                                                                                  and balanced by current income.
AEGON BOND                          + AEGON USA Investment Management, Inc.     + Seeks the highest possible current
                                                                                  income within the confines of the
                                                                                  primary goal of insuring the protection
                                                                                  of capital.
TRANSAMERICA MONEY MARKET           + Transamerica Investment Management,       + Seeks to maximum current income
                                      LLC**                                       consistent with liquidity and
                                                                                  preservation of principal.


---------------


** Prior to May 1, 2002, this portfolio was sub-advised by J.P. Morgan Investment Management Inc.

PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
CONSERVATIVE ASSET ALLOCATION***    +AEGON/Transamerica Fund Advisers, Inc.     +Seeks current income and preservation of
                                                                                 capital.
MODERATE ASSET ALLOCATION***        +AEGON/Transamerica Fund Advisers, Inc.     +Seeks capital appreciation and current
                                                                                 income.
MODERATELY AGGRESSIVE ASSET         +AEGON/Transamerica Fund Advisers, Inc.     +Seeks capital appreciation with current
ALLOCATION***                                                                    income as secondary objective.
AGGRESSIVE ASSET ALLOCATION***      +AEGON/Transamerica Fund Advisers, Inc.     +Seeks long-term capital appreciation.
TRANSAMERICA CONVERTIBLE            +Transamerica Investment Management, LLC    +Seeks maximum total return through a
SECURITIES                                                                       combination of current income and capital
                                                                                 appreciation.
PIMCO TOTAL RETURN                  +Pacific Investment Management Company,     +Seeks maximum total return, consistent
                                     LLC                                         with preservation of capital and prudent
                                                                                 investment management.
TRANSAMERICA GROWTH                 +Transamerica Investment Management, LLC    +Seeks to maximize long-term growth.
TRANSAMERICA SMALL COMPANY          +Transamerica Investment Management, LLC    +Seeks to maximize long-term growth.
TRANSAMERICA U.S. GOVERNMENT        +Transamerica Investment Management, LLC    +Seeks to provide as high a level of total
SECURITIES                                                                       return as is consistent with prudent
                                                                                 investment strategies by investing under
                                                                                 normal conditions at least 80% of its
                                                                                 assets in U.S. government debt
                                                                                 obligations and mortgage-backed
                                                                                 securities issued or guaranteed by the
                                                                                 U.S. government, its agencies or
                                                                                 government-sponsored entities.
J.P. MORGAN ENHANCED INDEX          +J.P. Morgan Investment Management Inc.     +Seeks to earn a total return modestly in
                                                                                 excess of the total return performance of
                                                                                 the S&P 500 Index (including the
                                                                                 reinvestment of dividends) while
                                                                                 maintaining a volatility of return
                                                                                 similar to the S&P 500 Index.
***Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

PORTFOLIO                                     SUB-ADVISER OR ADVISER                       INVESTMENT OBJECTIVE
---------                                     ----------------------                       --------------------
CAPITAL GUARDIAN VALUE              +Capital Guardian Trust Company             +Seeks long-term growth of capital and
                                                                                 income through investments in a portfolio
                                                                                 comprised primarily of equity securities
                                                                                 of U.S. issuers and securities whose
                                                                                 principal markets are in the U.S.
                                                                                 (including American Depositary Receipts)
                                                                                 and other U.S. registered foreign
                                                                                 securities.
CAPITAL GUARDIAN U.S. EQUITY        +Capital Guardian Trust Company             +Seeks to provide long-term growth of
                                                                                 capital.



       AEGON/Transamerica Advisers, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/ Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectus for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.


       FMR, located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.


       Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Conservative Asset Allocation, Moderate Asset Allocation, Moderately Aggressive Asset Allocation and Aggressive Asset Allocation portfolios of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectus for more information regarding Morningstar.


       In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

       If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

       We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

       We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

       In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

       Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 59.

       Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

       If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

THE POLICY
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PURCHASING A POLICY

       To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.


       Our address for applications submitted by World Financial Group distribution systems is:


                Western Reserve
                P.O. Box 9009
                Clearwater, Florida 33758-9009

       All other agents should submit applications to:

                Western Reserve
                P.O. Box 5068
                Clearwater, Florida 33758-5068


       You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:



        --     band 1: $50,000 - $249,999

        --     band 2: $250,000 - $499,999

        --     band 3: $500,000 - $999,999
        --     band 4: $1,000,000 and over

       We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

        --     the date of your application; or
        --     the date the insured completes all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES


       You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


UNDERWRITING STANDARDS

       This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

       Your cost of insurance charge will vary by the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

        --     ultimate select (preferred) non-tobacco use;
        --     select (non-preferred) non-tobacco use;
        --     ultimate standard (preferred) tobacco use;
        --     standard (non-preferred) tobacco use; and
        --     juvenile - under 18.


       We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an

"ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.

WHEN INSURANCE COVERAGE TAKES EFFECT

       Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.


       Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount of $1,000,000 or higher, we do not offer conditional insurance coverage for Policies issued with a specified amount of $1,000,000 or higher. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


  THE AMOUNT OF CONDITIONAL INSURANCE    --     the specified amount applied for; or
  COVERAGE IS THE LESSER OF:             --     $300,000
                                         reduced by all amounts payable under all life insurance
                                         applications that the insured has pending with us.
  CONDITIONAL LIFE INSURANCE COVERAGE    --     the date of your application; or
  BEGINS ON THE                          --     the date the insured completes all of the
  LATER OF:                                     medical tests and examinations that we require; or
                                         --     the date of issue, if any, requested in the
                                                application.
                                         --     the date we determine the insured has satisfied
  CONDITIONAL LIFE INSURANCE COVERAGE           our underwriting requirements and the insurance applied
  TERMINATES AUTOMATICALLY ON THE               for takes effect (the Policy date); or
  EARLIEST OF:                           --     60 days from the date the application was
                                                completed; or
                                         --     the date we determine that any person proposed
                                                for insurance in the application is not insurable
                                                according to our rules, limits and standards for
                                                the plan, amount and rate class shown in the
                                                application; or
                                         --     the date we modify the plan, amount, riders
                                                and/or the premium rate class shown in the application,
                                                or any supplemental agreements; or
                                         --     the date we mail notice of the ending of
                                                coverage and we refund the first premium to the
                                                applicant at the address shown on the
                                                application.

                                      --     the conditional receipt will be void:
SPECIAL LIMITATIONS OF THE                   +   if not signed by an authorized agent of Western Reserve; or
CONDITIONAL RECEIPT:                         +   in the event the application contains any fraud or material misrepresentation;
                                                 or
                                             +   if, on the date of the conditional receipt, the proposed insured is under 15 days of age or over 85 years of age.
                                      --     the conditional receipt does not provide benefits for disability and accidental death benefits.
                                      --     the conditional receipt does not provide benefits if any proposed insured commits suicide. In this case, Western Reserve's liability will be limited to return of the first premium paid with the application.


       Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your net premium in the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate. See Reallocation Account p. 34.



       On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values
p. 35.


BACKDATING A POLICY

       If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

       Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

OWNERSHIP RIGHTS

       The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.


  CHANGING THE OWNER                     --     Change the owner by providing written notice to
                                                us at our office at any time while the insured
                                                is alive and the Policy is in force.
                                         --     Change is effective as of the date that the
                                                written notice is accepted by us at our office.
                                         --     Changing the owner does not automatically change
                                                the beneficiary.
                                         --     Signature of the owner's spouse is required if
                                                the owner is a resident of: California, Nevada or
                                                Washington.
                                         --     Changing the owner may have tax consequences.
                                                You should consult a tax advisor before changing the
                                                owner.
                                         --     We are not liable for payments we made before we
                                                received the written notice at our office.
                                         --     The owner designates the beneficiary (the person
  CHOOSING THE BENEFICIARY                      to receive the death benefit when the insured dies)
                                                in the application.
                                         --     If the owner designates more than one beneficiary,
                                                then each beneficiary shares equally in any
                                                death benefit proceeds unless the beneficiary
                                                designation states otherwise.
                                         --     If the beneficiary dies before the insured, then
                                                any contingent beneficiary becomes the beneficiary.
                                         --     If both the beneficiary and contingent
                                                beneficiary die before the insured, then the death
                                                benefit will be paid to the owner or the owner's
                                                estate upon the insured's death.
                                         --     The owner changes the beneficiary by providing
  CHANGING THE BENEFICIARY                      written notice to us at our office.
                                         --     Change is effective as of the date the owner signs
                                                the written notice.
                                         --     Signature of the owner's spouse is required if
                                                the owner is a resident of: California,
                                                Nevada or Washington.
                                         --     We are not liable for any payments we made
                                                before we received the written notice at
                                                our office.

                                      --     The owner may assign Policy rights while the insured is alive.
ASSIGNING THE POLICY                  --     Signature of the owner's spouse is required if the owner is a resident of:
                                             California, Nevada or Washington.
                                      --     The owner retains any ownership rights that are not assigned.
                                      --     Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
                                      --     Claims under any assignment are subject to proof of interest and the extent of the assignment.
                                      --     We are not:
                                             +    bound by any assignment unless we receive a written notice of the assignment at our office;
                                             +    responsible for the validity of any assignment;
                                             +    liable for any payment we made before we received written notice of the assignment at our office; or
                                             +    bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
                                      --     Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.


CANCELING A POLICY

       You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

        --     any charges and taxes we deduct from your premiums; PLUS
        --     any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS
        --     your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.


       Some states may require us to refund all of the premiums you paid for the Policy. See Reallocation Account p. 34.


PREMIUMS
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PREMIUM FLEXIBILITY

       You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

       You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

       Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 57.

MINIMUM MONTHLY GUARANTEE PREMIUM

       The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

       Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

       The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, and rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

       AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

       Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:


        -- the total amount of the premiums you paid (MINUS any cash withdrawals, MINUS outstanding loan amount, and MINUS any decrease charge) is equal to or exceeds:

               + the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.


See Policy Lapse and Reinstatement p. 57.


PREMIUM LIMITATIONS


       Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.


MAKING PREMIUM PAYMENTS


       We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments (see Premium Charges -- Premium Expense Charge p. 43). We will accept premium payments by wire transfer.


       If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                All First Bank of Baltimore
                ABA #052000113
                For credit to: Western Reserve Life
                Account #: 89539639
                Policyowner's Name:
                Policy Number:
                Attention: General Accounting


       Tax-Free Exchanges ("1035 Exchanges") (see Tax-Free "Section 1035" Exchanges p. 27). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

       Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.


ALLOCATING PREMIUMS

       You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You may allocate your premium to a total of 16 active subaccounts at any one time. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

        --     allocation percentages must be in whole numbers;
        --     if you select dollar cost averaging, you must have at least
               $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly;
        --     if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new
               Policy, must be at least $5,000; and
        --     unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value following the allocation would exceed $500,000.

       Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777, extension 6539 Monday-Friday 8:00 a.m.-7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes or to charge $25 for each change in excess of one per Policy year quarter.


       Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation date using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


       You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

       Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the record date to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the record date, plus the number of days in your state's free-look period, plus five days. Please contact your agent for details concerning the free-look period for your state.


       On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market subaccount or the WRL AEGON Bond subaccount (depending on which account you selected on your application).


       For states which do not require a full refund of the initial premium, the reallocation date is the same as the record date. On the record date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

POLICY VALUES
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CASH VALUE


        -- Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).


        -- Serves as the starting point for calculating values under a Policy.


        -- Equals the sum of all values in each subaccount and the fixed account.


        --     Is determined on the Policy date and on each valuation date.


        -- Has no guaranteed minimum amount and may be more or less than premiums paid.


        -- Includes any amounts held in the fixed account to secure any outstanding Policy loan.


NET SURRENDER VALUE

       The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

 NET SURRENDER VALUE ON ANY VALUATION  --     the cash value as of such date; MINUS
 DATE EQUALS:                          --     any surrender charge as of such date; MINUS
                                       --     any outstanding Policy loan amount.

SUBACCOUNT VALUE

       Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF UNITS IN ANY            --     the initial units purchased at unit value on the
 SUBACCOUNT ON ANY VALUATION DATE             reallocation date; PLUS
 EQUALS:                               --     units purchased with additional net premium(s);
                                              PLUS
                                       --     units purchased via transfers from another
                                              subaccount or the fixed account; MINUS
                                       --     units redeemed to pay for monthly deductions;
                                              MINUS
                                       --     units redeemed to pay for cash withdrawals;
                                              MINUS
                                       --     units redeemed as part of a transfer to another
                                              subaccount or the fixed account; MINUS
                                       --     units redeemed to pay partial surrender charges,
                                              decrease charges and transfer charges.

       Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our office.

SUBACCOUNT UNIT VALUE

       The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

 THE UNIT VALUE OF ANY                 --     the total value of the portfolio shares held in
 SUBACCOUNT AT THE END OF A                   the subaccount, including the value of any dividends or
 VALUATION PERIOD IS                          capital gains distribution declared and
 CALCULATED AS:                               reinvested by the portfolio during the valuation
                                              period. This value is determined by multiplying
                                              the number of portfolio shares owned by the
                                              subaccount by the portfolio's net asset value
                                              per share determined at the end of the valuation
                                              period; MINUS
                                       --     a charge equal to the daily net assets of the
                                              subaccount multiplied by the daily equivalent of the
                                              daily charge; MINUS
                                       --     the accrued amount of reserve for any taxes or
                                              other economic burden resulting from applying tax laws
                                              that we determine to be properly attributable to
                                              the subaccount; AND THE RESULT DIVIDED BY
                                       --     The number of outstanding units in the
                                              subaccount before the purchase or redemption of any
                                              units on that date.

       The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

       On the reallocation date, the fixed account value is equal to the cash value allocated to the fixed account.

 THE FIXED ACCOUNT VALUE AT THE END    --     The sum of net premium(s) allocated to the fixed
 OF ANY VALUATION PERIOD IS EQUAL TO:         account; PLUS
                                       --     Any amounts transferred from a subaccount to the
                                              fixed account; PLUS
                                       --     Total interest credited to the fixed account;
                                              MINUS
                                       --     Amounts charged to pay for monthly deductions;
                                              MINUS
                                       --     Amounts withdrawn or surrendered from the fixed
                                              account; MINUS
                                       --     Amounts transferred from the fixed account to a
                                              subaccount.


       New Jersey residents: The fixed account value at the end of any valuation period is equal to:



        -- any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS


        --    total interest credited to the fixed account.


TRANSFERS
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GENERAL


       You or your agent/registered representative of record may make transfers among a total of 16 active subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:



       X You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).

       X    Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value following the transfer would exceed $500,000.
       X    You may request transfers in writing (in a form we accept), by fax or by telephone.
       X    There is no minimum amount that must be transferred.
       X    There is no minimum amount that must remain in a subaccount after a transfer.
       X    We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
       X    We consider all transfers made in any one day to be a single transfer.
       X    Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the reallocation date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.
       X    Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.


       Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.


       The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.


       THE PORTFOLIOS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER.


       Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777, extension 6539 Monday-Friday 8:00 a.m.-7:00 p.m. Eastern time, or fax your instructions to 727-299-1648.

       Please note the following regarding telephone or fax transfers:

       +    We will employ reasonable procedures to confirm that telephone instructions are genuine.
       +    If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
       +    If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
       +    Such procedures may include requiring forms of personal
            identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
       +    We may also require written confirmation of your order.

       + If you do not want the ability to make telephone transfers, you should notify us in writing at our office.

       + Telephone or fax orders must be received at our office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.
       + WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 727-299-1648.

       + We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

       We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


       Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions online is you or one authorized by you.


       We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

       You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:


       + 25% of the amount in the fixed account (currently we allow up to 50% of your value but the 50% limit is not guaranteed); or

       + the amount you transferred from the fixed account in the immediately prior Policy year.


       New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.


CONVERSION RIGHTS


       If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing at our office.

DOLLAR COST AVERAGING

       Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.


       Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.


  TO START DOLLAR COST                   +    you must submit a completed form to us at our
  AVERAGING:                                  office requesting dollar cost averaging;
                                         +    you must have at least $5,000 in each account from
                                              which we will make transfers;
                                         +    your total transfers each month under dollar cost
                                              averaging must be at least $100; and
                                         +    each month, you may not transfer more than
                                              one-tenth of the amount that was in your fixed account
                                              at the beginning of dollar cost averaging.

       You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

  DOLLAR COST AVERAGING WILL TERMINATE   +    we receive your request to cancel your
  IF:                                         participation;
                                         +    the value in the accounts from which we make the
                                              transfers is depleted;
                                         +    you elect to participate in the asset rebalancing
                                              program; OR
                                         +    you elect to participate in any asset allocation
                                              services provided by a third party.

       We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

       We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. You cannot have more than 16 active subaccounts at any one time. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.


       You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.


  TO START ASSET REBALANCING:            +    you must submit a completed asset rebalancing
                                              request form to us at our office before the maturity
                                              date; and
                                         +    you must have a minimum cash value of $5,000 or
                                              make a $5,000 initial premium payment.

       There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.


  ASSET REBALANCING WILL CEASE IF:       +    you elect to participate in the dollar cost
                                              averaging program;
                                         +    we receive your request to discontinue
                                              participation at our office;
                                         +    you make ANY transfer to or from any subaccount
                                              other than under a scheduled rebalancing; or
                                         +    you elect to participate in any asset allocation
                                              services provided by a third party.


       You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

       We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

CHARGES AND DEDUCTIONS
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       This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.



  SERVICES AND BENEFITS WE PROVIDE       --     the death benefit, cash and loan benefits;
  UNDER THE POLICY:
                                         --     investment options, including premium
                                                allocations;
                                         --     administration of elective options; and
                                         --     the distribution of reports to owners.


  COSTS AND EXPENSES WE INCUR:           --     costs associated with processing and
                                                underwriting applications;
                                         --     expenses of issuing and administering the Policy
                                                (including any Policy riders);
                                         --     overhead and other expenses for providing
                                                services and benefits and sales and marketing expenses,
                                                including compensation paid in connection with
                                                the sale of the Policies; and
                                         --     other costs of doing business, such as
                                                collecting premiums, maintaining records, processing
                                                claims, effecting transactions, and paying
                                                federal, state and local premium and other taxes
                                                and fees.

  RISKS WE ASSUME:                       --     that the charges we may deduct may be
                                                insufficient to meet our actual claims because insureds
                                                die sooner than we estimate; and
                                         --     that the costs of providing the services and
                                                benefits under the Policies may exceed the charges we
                                                are allowed to deduct.

PREMIUM CHARGES


       Before we allocate the net premium payments you make, we will deduct the following charges.


  PREMIUM EXPENSE CHARGE                 --      This charge equals:
                                                 +          6.0% of premiums during the first ten Policy
                                                            years on Policies with a specified amount in
                                                            force of less than $250,000 and 4.0% on
                                                            Policies with a specified amount in force of
                                                            $250,000 - $499,999; and
                                                 +          2.5% of premiums thereafter on Policies with
                                                            a specified amount less than $500,000.
                                         --      There is no premium expense charge for Policies with a
                                                 specified amount of $500,000 or higher.
                                         --      Because certain events (such as increases or decreases
                                                 in the specified amount, a change in death benefit
                                                 option, or a cash withdrawal if you choose the Option A
                                                 death benefit) may affect the specified amount in force,
                                                 premium expense charges will be based on the specified
                                                 amount in force for the Base Policy at the time we
                                                 receive the premium.
                                         --      This charge compensates us for distribution expenses and
                                                 state premium taxes.


  PREMIUM COLLECTION CHARGE              --     For Policies on direct pay notice, this charge
                                                equals $3.00 per premium payment. We currently do not
                                                impose this charge but reserve the right to do
                                                so in the future.
                                         --     This charge only applies to Policies on direct
                                                pay notice.
                                         --     We will not increase this charge.


MONTHLY DEDUCTION

       We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

  THE MONTHLY DEDUCTION IS               --      the monthly Policy charge; PLUS
  EQUAL TO:                              --      the monthly cost of insurance charge for the Policy;
                                                 PLUS
                                         --      the monthly charge for any benefits provided by riders
                                                 attached to the Policy; PLUS
                                         --      the decrease charge (if applicable) incurred as a result
                                                 of a decrease in the specified amount.


                                         MONTHLY POLICY CHARGE:
                                         --      This charge currently equals $5.00 each Policy month.
                                         --      We guarantee this charge will never be more than $7.50
                                                 per month.
                                         --      We may waive this charge at issue on additional policies
                                                 (not on the original Policy) purchased naming the same
                                                 owner and insured.
                                         --      This charge is used to cover aggregate Policy expenses.
                                         COST OF INSURANCE CHARGE:
                                         --      We deduct this charge each month. It varies each month
                                                 and is determined as follows:
                                                 1.    DIVIDE the death benefit on the Monthiversary by
                                                       1.0024663 (this factor reduces the net amount at
                                                       risk, for purposes of computing the cost of
                                                       insurance, by taking into account assumed monthly
                                                       earnings at an annual rate of 3.0%);
                                                 2.    SUBTRACT the cash value on the Monthiversary after
                                                 it has been allocated among the segments of specified
                                                       amount in force in the following order: first,
                                                       initial specified amount, then, each increase in
                                                       specified amount starting with the oldest
                                                       increase, then the next oldest, successively,
                                                       until all cash value has been allocated;
                                                 3.    MULTIPLY each segment provided under 2. by the
                                                       appropriate monthly cost of insurance rate for
                                                       that segment; and ADD the results together.
                                         --      Your monthly current cost of insurance rate depends, in
                                                 part, on your specified amount band. The specified
                                                 amount bands available are:
                                                 +    Band 1: $50,000 - $249,999
                                                 +    Band 2: $250,000 - $499,999
                                                 +    Band 3: $500,000 - $999,999
                                                 +    Band 4: $1,000,000 and over
                                         --      Generally, the higher the specified amount band you
                                                 choose, the lower the current cost of insurance rates.
                                         --      We determine your specified amount band by referring to
                                                 the specified amount in force for the Base Policy (that
                                                 is, the initial specified amount on the Policy date,
                                                 plus any increases, and minus any decreases). Riders are
                                                 not included in determining the Policy's specified
                                                 amount band.


                                         OPTIONAL INSURANCE RIDERS:
                                         --      The monthly deduction will include charges for any
                                                 optional insurance benefits you add to your Policy by
                                                 rider (see Supplemental Benefits (Riders) p. 66).


       The current cost of insurance rates vary by the insured's issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, gender, rate class, and the length of time from the Policy date or from the date of any increase in specified amount.

       If you increase the specified amount, different monthly cost of insurance rates may apply to that segment of specified amount, based on the insured's attained age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band.

       Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in cost of insurance rates and premium expense charge rates. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.


       The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (e.g., one year). For a listing of rate classes, see Underwriting Standards p. 27.


       We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.

MORTALITY AND EXPENSE RISK CHARGE


       We deduct a daily charge from your cash value in each subaccount to compensate us for mortality and expense costs we assume. This charge is equal to:


        --     your Policy's cash value in each subaccount MULTIPLIED BY
        --     the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

       The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this amount to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.


       The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.



       If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

SURRENDER CHARGE


       If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

       The surrender charge is a charge for each $1,000 of specified amount of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount and the surrender charges calculated for each increase in specified amount unless there has been a reduction in specified amount for which a decrease charge was applied.

       The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured's issue age, gender and rate class at the time of the increase.

       Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successfully, and then reduce the surrender charge on the initial specified amount.

EXAMPLE:

January 1, 2001                Policy issued for $300,000
January 1, 2004                Policy increased by $200,000
January 1, 2005                Policy decreased by $100,000
If the surrender charge on January 1, 2005 (before the
   decrease) is:
COVERAGE LAYER                 SURRENDER CHARGE
$300,000                       $4,656
$200,000                       $3,624

       The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100
---
200   X   $3,624  =  $1,812

       There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount during the first 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

       THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD EVALUATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

        --     you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
        --     investment performance is too low.

       In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

  THE SURRENDER CHARGE FOR EACH SEGMENT  --     THE SURRENDER CHARGE PER THOUSAND (varies by
  OF SPECIFIED AMOUNT IS CALCULATED AS:         issue age, gender and rate class on the Policy date or
                                                date of specified amount increase); multiplied
                                                by
                                         --     the SURRENDER CHARGE FACTOR.


       The SURRENDER CHARGE PER THOUSAND is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix B.


       The SURRENDER CHARGE FACTOR is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. For insureds issue ages 0-39, the surrender charge factor is equal to 1.00 during years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 39 on the Policy date or on the date of specified amount increase, the factor is less than
1.00 at the end of the first year and decreases to zero at the end of the 15th year. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

                            SURRENDER CHARGE FACTORS
                               ISSUE AGES 0 - 39

      END OF YEAR*            FACTOR
At Issue                       1.00
1-5                            1.00
6                               .90
7                               .80
8                               .70
9                               .60
10                              .50
11                              .40
12                              .30
13                              .20
14                              .10
15                                0
16+                               0

               * The factor on any date other than a Policy anniversary or anniversary of an increase in specified amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

        -- SURRENDER CHARGE EXAMPLE: Assume a male tobacco user purchases the Policy at Issue Age 35 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per thousand is $16.48. This is multiplied by the surrender charge factor of 1.00

       The surrender charge = the surrender charge per thousand ($16.48) X the number of thousands of initial specified
                              amount (100) X the surrender charge factor
                              (1.0)
                                   = $1,648.

       The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.

DECREASE CHARGE

       If you decrease the specified amount during the first 15 Policy years (or during the 15 year period following an increase in specified amount), we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.


  THE DECREASE CHARGE IS EQUAL TO:       --     the surrender charge as of the date of the
                                         decrease applicable to that portion of the segment(s)
                                                of the specified amount that is decreased. See
                                                Surrender Charges.


       We will not deduct the decrease charge from the cash value when a specified amount decrease results from:
        --     a change in the death benefit option; or
        --     a cash withdrawal (when you select death benefit Option A).

       If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

       We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

        --     We currently allow you to make 12 transfers each year free from charge.
        --     We charge $25 for each additional transfer.
        --     For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
        --     We deduct the transfer charge from the amount being transferred.
        --     Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
        --     Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
        --     We will not increase this charge.

CHANGE IN NET PREMIUM ALLOCATION CHARGE

       We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change every three months in your allocation schedule. We will notify you if we decide to impose this charge.

CASH WITHDRAWAL CHARGE

        --     After the first Policy year, you may take one cash withdrawal per
               Policy year.
        --     When you make a cash withdrawal, we charge a processing fee of
               $25 or 2% of the amount you withdraw, whichever is less.
        --     We deduct this amount from the withdrawal, and we pay you the balance.
        --     We will not increase this charge.

TAXES

       We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES


       The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio
assets. These fees and expenses currently range from     % to    %. See the
Portfolio Annual Expense Table on p. 10 in this prospectus, and the fund prospectuses.



       Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.


DEATH BENEFIT
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DEATH BENEFIT PROCEEDS

       As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 53.

  DEATH BENEFIT PROCEEDS                 --     the death benefit (described below); MINUS
  EQUAL:                                 --     any monthly deductions due during the grace
                                         period (if applicable); MINUS
                                         --     any outstanding loan amount; PLUS
                                         --     any additional insurance in force provided by
                                                rider.


       We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender. See Our Right to Contest the Policy p. 62; and Misstatement of Age or Gender p. 63.

DEATH BENEFIT

       The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

  DEATH BENEFIT OPTION A                 --     the current specified amount; OR
  EQUALS THE GREATER OF:                 --     a specified percentage called the "limitation
                                         percentage," MULTIPLIED BY
                                         --     the cash value on the insured's date of death.

       Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

       The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

    ATTAINED AGE                       LIMITATION PERCENTAGE
    40 and under                               250%
      41 to 45         250% of cash value minus 7% for each age over age 40
      46 to 50         215% of cash value minus 6% for each age over age 45
      51 to 55         185% of cash value minus 7% for each age over age 50
      56 to 60         150% of cash value minus 4% for each age over age 55
      61 to 65         130% of cash value minus 2% for each age over age 60
      66 to 70         120% of cash value minus 1% for each age over age 65
      71 to 75         115% of cash value minus 2% for each age over age 70
      76 to 90                                 105%
      91 to 95         105% of cash value minus 1% for each age over age 90
    96 and older                               100%

       If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

       Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there is no outstanding indebtedness. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

       Similarly, so long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

  DEATH BENEFIT OPTION B                 --     the current specified amount; PLUS
  EQUALS THE GREATER OF:                  +    the cash value on the insured's date of death; OR
                                         --     the limitation percentage, MULTIPLIED BY
                                          +    the cash value on the insured's date of death.

       Under Option B, the death benefit always varies as the cash value varies.

       Option B Illustration. Assume that the insured's attained age is under 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

       Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

  DEATH BENEFIT OPTION C                 --     death benefit Option A; OR
  EQUALS THE GREATER OF:                 --     the current specified amount, MULTIPLIED BY
                                               +    an age-based "factor" equal to the lesser of
                                                       --     1.0 or
                                                       --     0.04 TIMES (95 MINUS insured's
                                               attained age at death) (the "factor" will never
                                                              be less than zero); PLUS
                                         +    the cash value on the insured's date of death.

       Under Option C, the death benefit varies with the cash value and the insured's attained age.

       Option C -- Three Illustrations.

       1. Assume that the insured is under age 40 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 X the minimum of (1.0 and (0.04 X (95 - 40))) + $10,000). Until the
insured attains age 71, this benefit is the same as the Option B benefit.

       2. Assume that the insured is attained age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 X the minimum of (1.0 and (0.04 X (95 - 75))) + $22,000).

       3. Assume that the insured is attained age 75 and that there is no outstanding indebtedness. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 X (95 - 75))) plus $9,000 is less than the specified amount.

EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT

       If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.


EFFECTS OF ACCELPAY RIDER ON THE DEATH BENEFIT



       Any benefit we pay under the AccelPay rider is a prepayment of a portion of the death benefit proceeds provided by the Policy. Any benefit payment will reduce the death benefit dollar for dollar. After any benefit payment, we will reduce the specified amount and the cash value in the same proportion as the reduction in the death benefit.



       If you increase or decrease the specified amount of the Base Policy, we will adjust the benefit payable under the AccelPay rider. You must make a written request to change the specified amount of your Base Policy. A supplemental application and proof satisfactory to us that the insured is then insurable must accompany any request for an increase in specified amount.


CHOOSING DEATH BENEFIT OPTIONS

       You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

       If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

       You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

CHANGING THE DEATH BENEFIT OPTION

       After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.


        --     You must send your written request to our office.

        -- The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our office.
        -- You may not make a change that would decrease the specified amount below the minimum specified amount under band 1 shown on your Policy schedule page.
        -- There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

INCREASING/DECREASING THE SPECIFIED AMOUNT

       After the Policy has been in force for three years, you may increase or decrease the specified amount once each Policy year if you have not changed the death benefit option that year. An increase or decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences.

       In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount, you will receive a new Policy schedule page showing your new minimum monthly guarantee premium and surrender charge schedule. You should consult a tax advisor before increasing or decreasing your Policy's specified amount.


  CONDITIONS FOR DECREASING              --     you must send your written request to our
  THE SPECIFIED AMOUNT:                  office;
                                         --     you may not change your death benefit option or
                                         increase your specified amount in the same Policy year
                                                that you decrease your specified amount
                                         --     you may not decrease your specified amount lower
                                         than the minimum specified amount under band 1 shown on
                                                your Policy schedule page;
                                         --     you may not decrease your specified amount if it
                                         would disqualify your Policy as life insurance under
                                                the Internal Revenue Code;
                                         --     we may limit the amount of the decrease to no
                                         more than 20% of the specified amount;
                                         --     a decrease in specified amount will take effect
                                         on the Monthiversary on or after we receive your
                                                written request; and
                                         --     we will assess a decrease charge against the
                                         cash value if you request a decrease in your specified
                                                amount within the first 15 Policy years (or
                                                during the 15 year period subsequent to an
                                                increase in specified amount).



  CONDITIONS FOR INCREASING              --     your request must be applied for on a
  THE SPECIFIED AMOUNT:                  supplemental application and must include evidence of
                                                insurability satisfactory to us;
                                         --     an increase in specified amount requires our
                                         approval and will take effect on the Monthiversary on
                                                or after we approve your request;
                                         --     we may require your increase in specified amount
                                         to be at least $50,000; and
                                         --     you may not change your death benefit option or
                                         decrease your specified amount in the same Policy year
                                                that you increase your specified amount.


       If an increase or decrease to your Policy's specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.

PAYMENT OPTIONS

       There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 64 for information concerning these settlement options.

SURRENDERS AND CASH WITHDRAWALS
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SURRENDERS


       You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. The signature of the owner's spouse is required if the owner is a resident of: California, Nevada or Washington. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount) (see Charges and Deductions -- Surrender Charge p. 46). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 58.


CASH WITHDRAWALS

       After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.


CASH WITHDRAWAL                        --     You must send to our office your written cash
CONDITIONS:                            withdrawal request with an original signature.
                                       --     Signature of the owner's spouse is required if
                                       the owner is a resident of: California, Nevada or
                                              Washington.
                                       --     We only allow one cash withdrawal per Policy
                                       year.
                                       --     We may limit the amount you can withdraw to at
                                       least $500, and to no more than 10% of the net
                                              surrender value. We currently intend to limit
                                              the amount you can withdraw to 25% of the net
                                              surrender value after the 10th Policy year.
                                              After the 10th Policy year for Policies with a
                                              specified amount of at least $500,000 at the
                                              time of the withdrawal, we currently intend to
                                              limit the withdrawal amount to the greater of
                                              25% of the net surrender value or the amount of
                                              premiums paid in the Policy, less any previous
                                              withdrawals.
                                       --     The remaining net surrender value after the cash
                                              withdrawal must be at least $500.
                                       --     You may not take a cash withdrawal if it will
                                       reduce the specified amount below the minimum specified
                                              amount set forth in the Policy.
                                       --     You may specify the subaccount(s) and the fixed
                                       account from which to make the withdrawal. If you do
                                              not specify an account, we will take the
                                              withdrawal from each account in accordance with
                                              your current premium allocation instructions.


                                       --     We generally will pay a cash withdrawal request
                                       within seven days following the valuation date we
                                              receive the request at our office.
                                       --     We will deduct a processing fee equal to $25 or
                                       2% of the amount you withdraw, whichever is less. We
                                              deduct this amount from the withdrawal, and we
                                              pay you the balance.
                                       --     You may not take a cash withdrawal that would
                                       disqualify your Policy as life insurance under the
                                              Internal Revenue Code.
                                       --     A cash withdrawal may have tax consequences (see
                                              Federal Income Tax Considerations p. 58).



       A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. (See Monthly Deduction p. 43.) You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.


       When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

LOANS
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GENERAL

       After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 58.


POLICY LOANS ARE SUBJECT TO            --     we may require you to borrow at least $500;
CERTAIN CONDITIONS:                    --     the maximum amount you may borrow is 90% of the
                                       cash value, MINUS any surrender charge and MINUS any
                                              outstanding loan amount; and
                                       --     signature of the owner's spouse is required if
                                       the owner is a resident of: California, Nevada or
                                              Washington.


       When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.


       We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions. See Payments We Make p. 64.

       You may request a loan by telephone by calling us at 1-800-851-9777, extension 6539 Monday-Friday 8:00 a.m.-7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.


       You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

       You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.

       At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED


       We currently charge you an annual interest rate on a Policy loan that is equal to 3.75% (4.0% maximum guaranteed) and is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. After the 10th Policy year, on all amounts that you have borrowed, you may receive preferred loan rates on an amount equal to the cash value MINUS total premiums paid (reduced by any cash withdrawals) and MINUS any outstanding loan amount. THIS PREFERRED LOAN RATE IS CURRENTLY 3.0% AND IS NOT GUARANTEED. The tax consequences of preferred loans are uncertain. See Federal Income Tax Considerations p. 58.


LOAN RESERVE INTEREST RATE CREDITED

       We will credit the amount in the loan reserve with interest at an effective annual rate of 3.0%.

EFFECT OF POLICY LOANS

       A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


       If you elect the AccelPay rider, we will reduce both the death benefit proceeds and the amount available for AccelPay rider benefits by the amount of the Policy loan. In addition, after we pay any benefit under the rider, we will reduce the outstanding loan amount in the same proportion as we reduce the death benefit.


       There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences (see Federal Income Tax Considerations p. 58). You should consult a tax advisor before taking out a Policy loan.

       We will notify you (and any assignee of record) if the sum of your loan amount is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
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LAPSE

       Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

       If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

       This Policy provides a no lapse period. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect.

  NO LAPSE DATE                          --     For a Policy issued to any insured ages 0-60,
                                         the no lapse date is determined by either the number of
                                                years to attained age 65 or the twentieth Policy
                                                anniversary, whichever is earlier.
                                         --     For a Policy issued to an insured ages 61-85,
                                         the no lapse date is the fifth Policy anniversary.
                                         --     The no lapse date is specified in your Policy.
                                         --     The no lapse period coverage will end
  EARLY TERMINATION OF THE NO LAPSE      immediately if you do not pay sufficient minimum
  PERIOD                                        monthly guarantee premiums.
                                         --     You must pay total premiums (minus withdrawals,
                                                outstanding loan amounts, and any decrease
                                                charge) that equal at least:
                                         +    the sum of the minimum monthly guarantee premiums
                                              in effect for each month from the Policy date up
                                              to and including the current month.



       You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount you should consider carefully the effect it will have on the no lapse period guarantee. See Minimum Monthly Guarantee Premium p. 32.



       In addition, if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium p. 32 for a discussion of how the minimum monthly guarantee premium is calculated and can change.


REINSTATEMENT

       We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:


        --     submit a written application for reinstatement to our office;

        --     provide evidence of insurability satisfactory to us;
        --     make a minimum premium payment sufficient to provide a net premium that is large enough to cover:
           +    three monthly deductions; and
           +    any surrender charge calculated from the Policy date to the date of reinstatement.

We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, PLUS any net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
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       The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

       A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

       Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

       In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

       In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

       The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

       In General. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

       Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

       Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could in certain circumstances cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

       Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that caused the Policy to become a MEC.


       Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:


        -- All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
        -- Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
        -- A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives
               (or joint life expectancies) of you and the beneficiary.
        --     If a Policy becomes a MEC, distributions that occur during the
               Policy year will be taxed as distributions from a MEC. In
               addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.


       Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


       Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with Policy loans outstanding after the first 10 Policy years are less clear and a tax advisor should be consulted about such loans.

       Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

       Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

       Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


       Policy Loans. If a loan from a Policy is outstanding when the Policy is canceled or lapses or becomes a MEC, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.


       Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

       Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

       Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

       Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, as long as the beneficiary is an insured under the Policy. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.


       AccelPay Rider (an Accelerated Death Benefit). The benefit payment under this rider may be taxable. You should consult your personal tax advisor before adding this rider to your Policy.


       Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

       Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

SPECIAL RULES FOR 403(b) ARRANGEMENTS

       If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in the prospectus. A competent tax advisor should be consulted in connection with such purchase.

       Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the section 403(b) annuity.

       The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.

       If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

       Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements of Policy loans and other Policy provisions. Plan loans must also satisfy tax requirements in order to be treated as non-taxable. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.

OTHER POLICY INFORMATION
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OUR RIGHT TO CONTEST THE POLICY

       In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

       A new two year contestability period shall apply to each increase in specified amount beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

       In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION


       If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.


       If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount, our liability with respect to such increase will be its cost of insurance.

MISSTATEMENT OF AGE OR GENDER

       If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

MODIFYING THE POLICY

       Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

       If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY

       If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.


       If requested in writing at our office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension to our office between 90 and 180 days prior to the maturity date and elect one of the following:


       1. If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or
       2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

       If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

       The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

       We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

        -- the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
        -- the SEC permits, by an order, the postponement for the protection of policyowners; OR
        -- the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

       If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

SETTLEMENT OPTIONS

       If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

       Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

       Under any settlement option, the dollar amount of each payment will depend on four things:


        -- the amount of the surrender on the surrender date or death benefit proceeds or insured's date of death;

        --     the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);
        --     the mortality tables we use; and
        --     the specific payment option(s) you choose.

  OPTION 1 -- EQUAL MONTHLY              --     We will pay the proceeds, plus interest, in
  INSTALLMENTS FOR A FIXED PERIOD        equal monthly installments for a fixed period of your
                                                choice, but not longer than 240 months.
                                         --     We will stop making payments once we have made
                                         all the payments for the period selected.
  OPTION 2 -- EQUAL MONTHLY              At your or the beneficiary's direction, we will make
  INSTALLMENTS FOR LIFE (LIFE INCOME)    equal monthly installments:
                                         --     only for the life of the payee, at the end of
                                         which payments will end; or
                                         --     for the longer of the payee's life, or for 10
                                         years if the payee dies before the end of the first 10
                                                years of payments; or
                                         --     for the longer of the payee's life, or until the
                                         total amount of all payments we have made equals the
                                                proceeds that were applied to the settlement
                                                option.
  OPTION 3 -- EQUAL MONTHLY              --     We will make equal monthly payments during the
  INSTALLMENTS FOR THE LIFE OF THE       joint lifetime of two persons, first to a chosen payee,
  PAYEE AND THEN TO A DESIGNATED                and then to a co-payee, if living, upon the
  SURVIVOR (JOINT AND SURVIVOR)                 death of the payee.
                                         --     Payments to the co-payee, if living, upon the
                                         payee's death will equal either:
                                         --     the full amount made to the payee before the
                                                payee's death; or
                                         --     two-thirds of the amount paid to the payee before
                                         the payee's death.
                                         --     All payments will cease upon the death of the
                                                co-payee.


REPORTS TO OWNERS

       At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:


         X   the current cash value
         X   the current net surrender
             value
         X   the current death benefit
         X   any outstanding loans
         X   any activity since the last report
         X   projected values
         X   investment experience of each
             subaccount
         X   any other information required by
             law


       You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: premium payments, changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

       We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

       Your Policy will terminate on the earliest of:


 --     the maturity date;          --     the end of the grace period;
                                    or
 --     the date the insured dies;  --     the date the Policy is
                                    surrendered.


SUPPLEMENTAL BENEFITS (RIDERS)
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       The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.


CHILDREN'S INSURANCE RIDER

       This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days - 18 years of age is $5,000. The maximum face amount is $20,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

       Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

       Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

        --     the death is caused by external, violent, and accidental means;
        --     the death occurs within 90 days of the accident; and
        --     the death occurs while the rider is in force.

       The rider will terminate on the earliest of:

        --     the Policy anniversary nearest the primary insured's 70th
               birthday;
        --     the date the Policy terminates; or
        --     the Monthiversary when the rider terminates at the owner's request.

OTHER INSURED RIDER

       This rider insures the spouse or life partner and/or dependent children of the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. We will pay the rider's face amount when we receive proof of the other insured's death. On any Monthiversary while the rider is in force, you may convert it with a new policy on the other insured's life (without evidence of insurability).



  CONDITIONS TO CONVERT THE RIDER:       --     your request must be in writing and sent to our
                                         office;
                                         --     the rider has not reached the anniversary
                                         nearest to the other insured's 85th birthday;
                                         --     the new policy is any permanent insurance policy
                                         that we currently offer;
                                         --     subject to the minimum specified amount required
                                         for the new policy, the amount of the insurance under
                                                the new policy will equal the face amount in
                                                force under the rider as long as it meets the
                                                minimum face amount requirements of the original
                                                Policy; and
                                         --     we will base your premium on the other insured's
                                         rate class under the rider.
  TERMINATION OF THE RIDER:              The rider will terminate on the earliest of:
                                         --    the maturity date of the Policy;
                                         --    the anniversary nearest to the other insured's
                                         100th birthday;
                                         --    the date the Policy terminates for any reason
                                         except for death of the primary insured;
                                         --    31 days after the death of the primary insured;
                                         --    the date of conversion of this rider; or
                                         --    the Monthiversary on which the rider is
                                         terminated on written request by the owner.


DISABILITY WAIVER RIDER

       Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. This rider may be purchased if your issue age is 15-55 years of age. We must receive proof that:

        --     you are totally disabled;
        --     the rider was in force when you became disabled;
        --     you became disabled before the anniversary nearest your 60th birthday; and
        --     you are continuously disabled for at least six months.

       We will not waive any deduction which becomes due more than one year before we receive written notice of your claim.

DISABILITY WAIVER AND INCOME RIDER

       This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")

       Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.


  FEATURES OF PIR AND PIR PLUS:          --     the rider increases the Policy's death benefit
                                         by the rider's face amount;
                                         --     the PIR may be purchased from issue ages 0-85;
                                         --     the PIR Plus may be purchased from issue ages
                                         18-85;
                                         --     the PIR terminates when the insured turns 95,
                                         and the PIR Plus terminates when the insured turns 90;
                                         --     the minimum purchase amount for the PIR and PIR
                                         Plus is $25,000. There is no maximum purchase amount;
                                         --     we do not assess any additional surrender charge
                                         for PIR and PIR Plus;
                                         --     generally PIR and PIR Plus coverage costs less
                                         than the insurance coverage under the Policy, but has
                                                no cash value;
                                         --     you may cancel or reduce your rider coverage
                                         without decreasing your Policy's specified amount; and
                                         --     you may generally decrease your specified amount
                                         without reducing your rider coverage.
  CONDITIONS TO CONVERT THE RIDER:       --     your request must be in writing and sent to our
                                         office;
                                         --    the rider has not reached the anniversary nearest
                                         to the primary insured's 70th birthday;
                                         --    the new policy is any permanent insurance policy
                                         that we currently offer;
                                         --    subject to the minimum specified amount required
                                         for the new policy, the amount of the insurance under
                                               the new policy will equal the face amount in
                                               force under the rider as long as it meets the
                                               minimum face amount requirements of a Base
                                               Policy;
                                         --    we will base your premium on the primary
                                         insured's rate class under the rider; and
                                         --    if you own an AccelPay Rider, you may not convert
                                         your PIR or PIR Plus rider to a Base Policy.


       It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.

       You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

LIVING BENEFIT RIDER (AN ACCELERATED DEATH BENEFIT)

       This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

       We will pay a "single-sum benefit" equal to:

        -- the death benefit on the date we pay the single-sum benefit; MULTIPLIED BY
        -- the election percentage of the death benefit you elect to receive; DIVIDED BY
        -- 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS
        -- any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

       The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

        --     the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; PLUS
        --     the benefit available under any PIR or PIR Plus in force.
        --     a single-sum benefit may not be greater than $500,000.


       The election percentage is a percentage that you select. It may not be greater than 100%.


       We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.

       The rider terminates at the earliest of:

        --     the date the Policy terminates;
        --     the date a settlement option takes effect;
        --     the date we pay a single-sum benefit; or
        --     the date you terminate the rider.

       We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

       The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.


ACCELPAY RIDER



       Subject to the terms and conditions of the rider, you may elect to receive a portion of the death benefit proceeds under the Policy when the primary insured becomes eligible for benefits by being: certified by a physician, registered professional nurse or a licensed social worker ("Licensed Health Care Practitioner") as a chronically ill individual; and confined to a nursing or assisted living facility while the rider is in force and the Policy to which the rider is attached is in force and has not been assigned. If your issue age is between 18 and 85, you may purchase this rider at the time of issue of your Base Policy.



       The minimum specified amount on a Base Policy for this rider is $50,000 and the maximum specified amount on a Base Policy for this rider is $2,000,000. You may purchase this rider on multiple policies covering the same primary insured as long as the combined specified amount does not exceed $2,000,000. We will not pay AccelPay rider benefits for the same eligible expenses under more than one Policy, even if you elect the rider on more than one Policy.

   YOU MAY ELECT ONE OF TWO BENEFIT      --     SINGLE SUM: a one time payment of 10% of the
   PAYMENT OPTIONS:                      death benefit proceeds, not to exceed $15,000;
                                         --    MAXIMUM MONTHLY BENEFIT: the maximum amount that
                                         we will pay in any one Policy month while the insured
                                               is confined in a nursing or assisted living
                                               facility and otherwise satisfies the terms set
                                               forth in the benefits section of the rider.



Election of a single sum benefit will terminate this rider.



       We will pay any AccelPay rider benefits after we receive satisfactory proof at our office that the insured has met the requirements to file a claim under the rider. If you elect to be paid monthly, we will pay up to the maximum monthly benefit for each Policy month during which the insured continues to meet such eligibility requirements. The actual amount of any benefit we pay is based upon the expenses incurred that qualify for reimbursement under the rider. The maximum monthly benefit that we will pay, as shown on your Policy schedule page, will start as of the monthly Policy date immediately following the date the elimination period has been satisfied. The elimination period starts on the first date that an insured meets the requirements in the benefits provision of the rider and lasts through the 90 days, within a 180 day period, that an insured is chronically ill and resides in a nursing or assisted living facility. We will not pay AccelPay rider benefits during the elimination period. After the first month, we will add the unused portion of the maximum monthly benefit to any subsequent maximum monthly benefit.



       Any decreases to the death benefit resulting from a decrease in specified amount, a Policy loan or a cash withdrawal of the Base Policy will reduce the insured's maximum monthly benefit. The reduction in the maximum monthly benefit will be proportional to the reduction in the death benefit. Similarly, if you increase the specified amount, we will adjust the benefit payable under the AccelPay rider. You must make a written request to change the specified amount of your Policy. A supplemental application and proof satisfactory to us that the insured is then insurable must accompany any request for an increase in specified amount.



   TO CLAIM BENEFITS UNDER THIS RIDER    WRITTEN NOTICE OF CLAIM:
   YOU MUST SEND US:                     --    that is signed by the Policyowner
                                         --    that identifies the primary insured, the Policy
                                         and the benefit option selected;
                                         --    that includes a certification by a Licensed
                                         Health Care Practitioner that the insured is
                                               chronically ill, as defined in the rider; and
                                         --    that includes a copy of the plan of care
                                         established for the insured; AND
                                         PROOF OF LOSS:
                                         --    that documents in writing the expenses incurred
                                         by the insured for eligible services; and
                                         --    that is received at our office within 60 days of
                                         the date expenses were first incurred for eligible
                                               services, or as soon as reasonably practicable.



For continuing loss, we must receive written proof of loss no more than [90] days after the end of each month for which benefits may be paid.

   RIDER CHARGE:                         We determine the monthly deductions for this rider at
                                         each Monthiversary by:
                                         --    dividing the death benefit on the Monthiversary
                                         by the factor stated in step one of the Policy's
                                               monthly cost of insurance provision;
                                         --    reducing the result by the cash value on the
                                         Monthiversary; and
                                         --    multiplying by the appropriate rider monthly cost
                                         of insurance rate.



The rider monthly cost of insurance rates may vary by your sex, issue age, attained age at the time of any change in specified amount, rate band, plan of insurance, rate class, and how long the rider has applied to your Policy or how long the most recent change in specified amount has been in effect. Different monthly cost of insurance rates may apply if the specified amount has changed following the rider date. We may change monthly cost of insurance rates from time to time.



   THE RIDER TERMINATES AT THE EARLIEST  --     the date the Policy terminates; or
   OF:                                   --    the monthly Policy date following receipt of the
                                         owner's written request to us to terminate the rider;
                                               or
                                         --    the date the death benefit, excluding riders, on
                                         the primary insured is reduced to zero; or
                                         --    the date a single sum benefit is elected.



       Any benefit paid under the terms of this rider is a prepayment of a portion of the death benefit proceeds provided by the Policy. Any benefit payment will reduce the death benefit dollar for dollar. After any benefit payment, the specified amount will be reduced in the same proportion as the reduction in the death benefit. After we pay any benefit under the rider, we will reduce the cash value, any outstanding loan amount and any surrender charge in effect in the same proportion as the reduction in the insured's death benefit. We will waive the Policy's monthly deduction while we are paying benefits under this rider.



       This rider may not be available in all states. There are certain instances when we would not pay any benefit for this rider. Please see your rider for a detailed list of those instances.



       THE BENEFIT PAYMENT UNDER THIS RIDER MAY BE TAXABLE. YOU SHOULD CONSULT YOUR PERSONAL TAX ADVISOR BEFORE ADDING THIS RIDER TO YOUR POLICY. RECEIPT OF THIS BENEFIT ALSO MAY AFFECT YOUR ELIGIBILITY FOR MEDICAID AND OTHER GOVERNMENT PROGRAMS.


IMSA
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       We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 202-624-2121.


PERFORMANCE DATA
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RATES OF RETURN

       The rates of return in Table 1 reflect each subaccount's actual investment performance. The Table shows the historical investment experience of the subaccounts based on the subaccounts' historical investment experience. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

       Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

       The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

       These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

       We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                    TABLE 1
                     AVERAGE ANNUAL SUBACCOUNT TOTAL RETURN

                   FOR THE PERIODS ENDED ON DECEMBER 31, 2001



                                                                             10 YEARS     SUBACCOUNT
                                                                                OR        INCEPTION
SUBACCOUNT                                   1 YEAR    3 YEARS    5 YEARS    INCEPTION       DATE
----------                                   ------    -------    -------    ---------    ----------
WRL Van Kampen Emerging Growth.............        %         %          %           %      03/01/93
WRL T. Rowe Price Small Cap................        %      N/A        N/A            %      07/01/99
WRL Pilgrim Baxter Mid Cap Growth..........        %      N/A        N/A            %      07/01/99
WRL Alger Aggressive Growth................        %         %          %           %      03/01/94
WRL Third Avenue Value.....................        %         %       N/A            %      01/02/98
WRL Value Line Aggressive Growth(1)........        %      N/A        N/A            %      05/01/00
WRL American Century International.........        %         %       N/A            %      01/02/97
WRL Great Companies -- Technology(SM(1)....        %      N/A        N/A            %      05/01/00
WRL Janus Growth+..........................        %         %          %           %      10/02/86
WRL Goldman Sachs Growth...................        %      N/A        N/A            %      07/01/99
WRL GE U.S. Equity.........................        %         %       N/A            %      01/02/97
WRL Great Companies -- America(SM(1).......        %      N/A        N/A            %      05/01/00
WRL Salomon All Cap........................        %      N/A        N/A            %      07/01/99
WRL Dreyfus Mid Cap........................        %      N/A        N/A            %      07/01/99
WRL PBGH/NWQ Large Cap Value Select........        %         %          %           %      05/01/96
WRL T. Rowe Price Dividend Growth..........        %      N/A        N/A            %      07/01/99
WRL Transamerica Value Balanced............        %         %          %           %      01/03/95
WRL LKCM Strategic Total Return............        %         %          %           %      03/01/93
WRL Clarion Real Estate Securities.........        %         %       N/A            %      05/01/98
WRL Federated Growth & Income..............        %         %          %           %      03/01/94
WRL AEGON Bond+............................        %         %          %           %      10/02/86
WRL Transamerica Money Market(2)+..........        %         %          %           %      10/02/86
WRL Gabelli Global Growth..................        %      N/A        N/A            %      09/01/00
WRL Great Companies -- Global(2)...........        %      N/A        N/A            %      09/01/00
WRL LKCM Capital Growth....................    N/A        N/A        N/A            %      02/05/01
WRL Munder Net50...........................    N/A        N/A        N/A            %      05/29/01
Fidelity VIP Equity-Income Portfolio --
  Service Class 2(1).......................        %      N/A        N/A            %      05/01/00
Fidelity VIP II Contrafund(R) Portfolio --
  Service Class 2(1).......................        %      N/A        N/A            %      05/01/00
Fidelity VIP III Growth Opportunities
  Portfolio -- Service Class 2(1)..........        %      N/A        N/A            %      05/01/00
S&P 500+...................................        %         %          %           %      12/31/90


+   Shows ten year performance.
(1)Not annualized.
(2)Yield more closely reflects the current earnings than its total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

                                    TABLE 2
           ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN

                   FOR THE PERIODS ENDED ON DECEMBER 31, 2001



                                                                               10 YEARS     PORTFOLIO
                                                                                  OR        INCEPTION
                  PORTFOLIO                    1 YEAR    3 YEARS    5 YEARS    INCEPTION      DATE
                  ---------                    ------    -------    -------    ---------    ---------
Van Kampen Emerging Growth...................        %         %          %           %     03/01/93
T. Rowe Price Small Cap......................        %      N/A        N/A            %     05/03/99
Pilgrim Baxter Mid Cap Growth................        %      N/A        N/A            %     05/03/99
Alger Aggressive Growth......................        %         %          %           %     03/01/94
Third Avenue Value...........................        %         %       N/A            %     01/02/98
Value Line Aggressive Growth.................        %      N/A        N/A           %      05/01/00
American Century International...............        %         %       N/A            %     01/02/97
Great Companies -- Technology(SM)............        %      N/A        N/A           %      05/01/00
Janus Growth+................................        %         %          %           %     10/02/86
Goldman Sachs Growth.........................        %      N/A        N/A            %     05/03/99
GE U.S. Equity...............................        %         %       N/A            %     01/02/97
Great Companies -- America(SM)...............        %      N/A        N/A            %     05/01/00
Salomon All Cap..............................        %      N/A        N/A            %     05/03/99
Dreyfus Mid Cap..............................        %      N/A        N/A            %     05/03/99
PBGH/NWQ Large Cap Value Select..............        %         %          %           %     05/01/96
T. Rowe Price Dividend Growth................        %      N/A        N/A            %     05/03/99
Transamerica Value Balanced..................        %         %          %           %     01/03/95
LKCM Strategic Total Return..................        %         %          %           %     03/01/93
Clarion Real Estate Securities...............        %         %       N/A            %     05/01/98
Federated Growth & Income....................        %         %          %           %     03/01/94
AEGON Bond+..................................        %         %          %           %     10/02/86
Transamerica Money Market(1)+................        %         %          %           %     10/02/86
Gabelli Global Growth(2).....................    N/A        N/A        N/A            %     09/01/00
Great Companies -- Global(2(2)...............    N/A        N/A        N/A            %     09/01/00
LKCM Capital Growth..........................    N/A        N/A        N/A            %     02/05/01
Munder Net50(2)..............................    N/A        N/A        N/A            %
Fidelity VIP Equity-Income Portfolio --
  Service Class 2+...........................        %         %          %           %     10/09/86
Fidelity VIP II Contrafund(R) Portfolio --
  Service Class 2............................      %           %          %           %     01/03/95
Fidelity VIP III Growth Opportunities
  Portfolio -- Service Class 2...............      %           %          %           %     01/03/95
S&P 500+.....................................      %           %          %           %     12/31/90


+   Shows ten year performance.
(1)Yield more closely reflects the current earnings than its total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Not annualized.


       Because WRL Janus Balanced, WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation, WRL Aggressive Asset Allocation, WRL Transamerica Convertible Securities, WRL PIMCO Total Return, WRL Transamerica Growth, WRL Transamerica Small Company, WRL Transamerica U.S. Government Securities, WRL J.P. Morgan Enhanced Index, WRL Capital Guardian Value and WRL Capital Guardian U.S. Equity subaccounts and the corresponding portfolios commenced operations on May 1, 2002, the above Tables do not reflect rates of return for these subaccounts or portfolios.

       The annualized yield for the WRL Transamerica Money Market subaccount for
the seven days ended December 31, 2001 was       %.


       Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.


OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE


       We may compare each subaccount's performance to the performance of:

        --     other variable life issuers in general;
        --     variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by
               Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc.
               ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall
               Street Journal, Business Week, Barron's, Kiplinger's Personal
               Finance, and Fortune);
           +     Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and
                 assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
        --     the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
           +     unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
        --     other types of investments, such as:
           +     certificates of deposit;
           +     savings accounts and U.S. Treasuries;
           +     certain interest rate and inflation indices (e.g., the Consumer
                 Price Index); or
           +     indices measuring the performance of a defined group of
                 securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market
                 Institutional Average, Lehman Brothers Corporate Bond Index, or
                 Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS


       We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

ADDITIONAL INFORMATION
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SALE OF THE POLICIES

       The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Western Reserve on behalf of its separate account went into effect May 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

        --     65% of all premiums you make during the first Policy year, PLUS
        --     2.50% of all premiums you make during Policy years 2 through 10.

We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $5,000. Sales commissions may also be payable on premiums paid as a result of an increase in specified amount. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than 65% of all premiums you make during the year subsequent to an increase. In addition, certain production, persistency and managerial bonuses may be paid.


       To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.


       We intend to recoup commissions and other sales expenses through: the premium expense charge, the surrender charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to Policyowners.

       AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.

LEGAL MATTERS


       Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by John K. Carter, Vice President and Counsel of Western Reserve.

LEGAL PROCEEDINGS

       Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

VARIATIONS IN POLICY PROVISIONS

       Certain provisions of the Policy may vary from the descriptions in this prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.


PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS



       In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement filed with the SEC.



       The illustrations also will reflect the average portfolio expenses for 2001. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


EXPERTS


       The financial statements and financial highlights of WRL Series Life Account as of December 31, 2001 and for the year then ended, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



       The statutory-basis financial statements and schedules of Western Reserve at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements and schedules referred to above are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.



       Actuarial matters included in this prospectus have been examined by Alan Yaeger, Executive Vice President, Actuary and Chief Financial Officer of Western Reserve, as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

       Western Reserve's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


       Western Reserve's financial statements and schedules at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


ADDITIONAL INFORMATION ABOUT WESTERN RESERVE

       Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

       Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

WESTERN RESERVE'S DIRECTORS AND OFFICERS

       We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS**


-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 John R. Kenney                  Chairman of the Board            CEO (7/93 - 12/01), President
 570 Carillon Parkway                                             (12/92 - 12/99), Director 7/93
 St. Petersburg, Florida 33716                                    -present) of WRL; Chairman of
                                                                  the Board (3/93 - present),
                                                                  President (3/93 - 6/00) of
                                                                  Series Fund; Chairman of the
                                                                  Board (1990 - present) of IDEX
                                                                  Funds; Chairman of the Board
                                                                  (9/96 - present), President
                                                                  (9/97 - 1/02) of ATFA; Chairman
                                                                  of the Board (9/96 - 1/02),
                                                                  President (9/97 - 1/02) of
                                                                  ATSI; Chairman of the Board,
                                                                  Director and Co-CEO (3/00 -
                                                                  present) of Great Cos.
-------------------------------------------------------------------------------------------------
 Jerome C. Vahl                  Director and President           Director and President (12/99 -
 570 Carillon Parkway                                             present), Executive VP (6/98 -
 St. Petersburg, Florida 33716                                    12/99), VP (12/95 - 6/98),
                                                                  Assistant VP (1994 - 1995) of
                                                                  WRL; Executive VP (9/00 -
                                                                  present) of Series Fund and
                                                                  IDEX Funds; Director (3/00 -
                                                                  present) of Great Cos.,
                                                                  Director (11/99 - 1/02) of ATSI
                                                                  and ATFA; VP (12/01 - present)
                                                                  of AEGON USA, Inc.
-------------------------------------------------------------------------------------------------
 Jack E. Zimmerman               Director                         Trustee, (1987 - present) of
 507 St. Michel Circle                                            IDEX Funds; retired from Martin
 Kettering, Ohio 45429                                            Marietta (1993).
-------------------------------------------------------------------------------------------------
 James R. Walker                 Director                         Self-employed public accountant
 3320 Office Park Dr.                                             (1996 - present); Partner (1990
 Dayton, Ohio 45439                                               -1995) of Walker-Davis
                                                                  C.P.A.'s, Dayton, Ohio.


** Western Reserve = WRL
   AEGON/Transamerica Series Fund, Inc. = Series Fund
   IDEX Mutual Funds = IDEX Funds
   AEGON/Transamerica Fund Advisers, Inc. = ATFA
   AEGON/Transamerica Services, Inc. = ATSI
   Great Companies, L.L.C. = Great Cos.

       The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).

                              PRINCIPAL OFFICERS**


-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Michael W. Kirby                Chief Executive Officer          CEO (12/01 - present) of WRL;
 4333 Edgewood Rd., NE                                            President (2001 - present) of
 Cedar Rapids, Iowa 52499                                         Life Investors Insurance
                                                                  Company of America and
                                                                  Individual Division of AEGON;
                                                                  Executive VP (1999 - 2001),
                                                                  National VP (1996 - 1999), VP
                                                                  (1995 - 1996), Regional
                                                                  Director (1990 - 1995), and
                                                                  Twin Career Agent (1988 - 1989)
                                                                  of Life Investors.
-------------------------------------------------------------------------------------------------
 Alan M. Yaeger*                 Executive Vice President,        Executive VP (1993 - present)
                                 Actuary and Chief                of Series Fund; Director (9/96
                                 Financial Officer                -1/02) of ATFA; Director (9/96
                                                                  -1/02) of ATSI.
-------------------------------------------------------------------------------------------------
 Herb T. Collins*                Executive Vice President         Executive VP (1996 - present),
                                                                  Chief Administrative Officer
                                                                  (1996 - 7/00) of WRL; VP,
                                                                  Administration (1986 - 1996) of
                                                                  Monumental Life Insurance
                                                                  Company.
-------------------------------------------------------------------------------------------------
 William H. Geiger*              Senior Vice President,           Senior VP, Secretary, Corporate
                                 Secretary, Corporate Counsel     Counsel, and Group VP --
                                 and Group Vice                   Compliance (1998 - present);
                                 President -- Compliance          Senior VP, Secretary, General
                                                                  Counsel and Group VP --
                                                                  Compliance (1996 - 1998),
                                                                  Senior VP, Secretary, and
                                                                  General Counsel (1990 - 1996)
                                                                  of WRL; Group VP -- Compliance
                                                                  and Corporate Counsel (1996 -
                                                                  present) of AUSA Life Insurance
                                                                  Company, Inc., Bankers United
                                                                  Life Assurance Company, Life
                                                                  Investors Insurance Company of
                                                                  America, Monumental Life
                                                                  Insurance Company and
                                                                  Transamerica Life Insurance
                                                                  Company.***

-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Allan J. Hamilton*              Vice President, Treasurer        VP and Controller (8/87 -
                                 And Controller                   present) Treasurer (2/97 -
                                                                  present) of WRL; Treasurer and
                                                                  Chief Financial Officer (2/97 -
                                                                  12/01) of Series Fund; VP and
                                                                  Controller (3/99 - 12/01),
                                                                  Treasurer (12/01 - present) of
                                                                  ATFA; VP and Treasurer (1/02 -
                                                                  present) of ATFS.
-------------------------------------------------------------------------------------------------
 Terry L. Garvin*                Senior Vice President and Chief  Senior VP and Chief Marketing
                                 Marketing Officer                Officer (9/00 - present), VP
                                                                  and Chief Marketing Officer
                                                                  (12/95 - 9/00) of WRL.
-------------------------------------------------------------------------------------------------
 Carolyn M. Johnson*             Senior Vice President and        Senior VP and Chief Operations
                                 Chief Operations Officer         Officer (9/00 - present), VP
                                                                  (3/98 - 9/00) of WRL; VP (8/98
                                                                  -present) of Life Investors
                                                                  Insurance Company of America;
                                                                  VP (6/98 - present) of Peoples
                                                                  Benefit Life Insurance Company;
                                                                  VP (11/97 - present) of
                                                                  Transamerica Life Insurance
                                                                  Company (formerly, PFL Life
                                                                  Insurance Company); VP (2/00 -
                                                                  present) of Transamerica
                                                                  Occidental Life Insurance
                                                                  Company; (2/00 - present) of
                                                                  Transamerica Life Insurance and
                                                                  Annuity Company; VP (12/97 -
                                                                  present), Responsible Officer
                                                                  for Illustration Regulation,
                                                                  Illustration Actuary (9/99 -
                                                                  11/00) of Monumental Life
                                                                  Insurance Company.

-------------------------------------------------------------------------------------------------
                                                                       PRINCIPAL OCCUPATION
NAME AND ADDRESS                  POSITION WITH WESTERN RESERVE         DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------
 Thomas R. Moriarty*             Senior Vice President            VP (6/93 - 12/99) of WRL;
                                                                  Director, President and CEO
                                                                  (11/99 - present) of AEGON
                                                                  Asset Management Services,
                                                                  Inc.; Executive VP, Treasurer
                                                                  and Principal Financial Officer
                                                                  (9/00 - present) of IDEX Funds;
                                                                  Executive VP, Treasurer and
                                                                  Principal Financial Officer
                                                                  (12/01 - present) of ATSF; VP
                                                                  (6/99 - present) of AFSG
                                                                  Securities Corporation;
                                                                  Chairman of the Board, CEO and
                                                                  President (7/99 - present),
                                                                  Senior VP (6/91 - 7/99) of
                                                                  InterSecurities, Inc.;
                                                                  Executive VP (1/02 - present)
                                                                  of ATFA and ATFS.
-------------------------------------------------------------------------------------------------
 Thomas E. Pierpan*              Senior Vice President, General   Senior VP and General Counsel
                                 Counsel and Assistant Secretary  (12/99 - present), VP (12/93 -
                                                                  12/99), Counsel (4/95 - 1/97),
                                                                  Associate General Counsel (1/97
                                                                  -12/99), Assistant VP (11/92 -
                                                                  12/93) of WRL; VP (3/95 -
                                                                  present), Assistant Secretary
                                                                  (3/95 - 12/97 and 12/99 -
                                                                  present), Associate General
                                                                  Counsel and Secretary (12/97 -
                                                                  12/99) of Series Fund.
-------------------------------------------------------------------------------------------------
 Tim Stonehocker*                Senior Vice President            Senior VP, WMA Business Unit
                                                                  (2000 - present); President
                                                                  (1997 - 2000) of Academy Life
                                                                  Insurance Company; VP (1997 -
                                                                  present) of Life Investors
                                                                  Insurance Company of America;
                                                                  VP (1997 - present) of Bankers
                                                                  United Life Assurance Company;
                                                                  VP (1997 - present) of
                                                                  Transamerica Life Insurance
                                                                  Company (formerly, PFL Life
                                                                  Insurance Company, Inc.)


*   Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.
**  Western Reserve = WRL
    AEGON/Transamerica Series Fund, Inc. = Series Fund
    IDEX Mutual Funds = IDEX Funds
    AEGON/Transamerica Fund Advisers, Inc. = ATFA
    AEGON/Transamerica Services, Inc. = ATSI
    Great Companies, L.L.C. = Great Cos.
*** Transamerica Life Insurance Company previously was known as PFL Life
    Insurance Company. Each of the companies listed for the position held by Mr. Geiger from 1996 to the present is a subsidiary of AEGON USA, Inc.

       Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA,

Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

       Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A


WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 2001. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.



       Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 76-year period: investments of $1.00
in these assets would have grown to $         and $         , respectively, by
year-end 2001. This higher growth was achieved by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only
$      .



       The lowest-risk strategy over the past 76 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1925 - 2001 period.

                              ANNUAL RETURN GRAPH


                   COMPOUND ANNUAL RATES OF RETURN BY DECADE



                       1920S*   1930S   1940S   1950S   1960S   1970S   1980S   1990S   2000   2001**
                       ------   -----   -----   -----   -----   -----   -----   -----   ----   ------
Large Company........   19.2%   -0.1%    9.2%   19.4%    7.8%    5.9%   17.5%   18.2%   -9.1%
Small Company........   -4.5     1.4    20.7    16.9    15.5    11.5    15.8    15.1    -3.6
Long-Term Corp.......    5.2     6.9     2.7     1.0     1.7     6.2    13.0     8.3    12.9
Long-Term Govt.......    5.0     4.9     3.2    -0.1     1.4     5.5    12.6     9.0    21.5
Inter-Term Govt......    4.2     4.6     1.8     1.3     3.5     7.0    11.9     7.2    12.6
Treasury Bills.......    3.7     0.6     0.4     1.9     3.9     6.3     8.9     4.9     5.9
Inflation............   -1.1    -2.0     5.4     2.2     2.5     7.4     5.1     2.9     3.4


 * Based on the period 1926-1929.

** Based on calendar year 2001 only.



Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

APPENDIX B

SURRENDER CHARGE PER THOUSAND
(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              MALE                MALE               FEMALE              FEMALE
ISSUE   ULTIMATE SELECT/   ULTIMATE STANDARD/   ULTIMATE SELECT/   ULTIMATE STANDARD/
 AGE         SELECT             STANDARD             SELECT             STANDARD
-----   ----------------   ------------------   ----------------   ------------------
  0            N/A               11.76                 N/A               11.76
  1            N/A                8.16                 N/A                8.16
  2            N/A                8.16                 N/A                8.16
  3            N/A                7.92                 N/A                7.92
  4            N/A                7.68                 N/A                7.68
  5            N/A                7.68                 N/A                7.68
  6            N/A                7.68                 N/A                7.68
  7            N/A                7.68                 N/A                7.68
  8            N/A                7.68                 N/A                7.68
  9            N/A                7.68                 N/A                7.68
 10            N/A                7.68                 N/A                7.68
 11            N/A                7.68                 N/A                7.68
 12            N/A                7.68                 N/A                7.68
 13            N/A                7.92                 N/A                7.92
 14            N/A                8.16                 N/A                8.16
 15            N/A                8.40                 N/A                8.40
 16            N/A                8.52                 N/A                8.52
 17            N/A                8.88                 N/A                8.88
 18           8.72                9.20                8.72                9.20
 19           8.84                9.32                8.84                9.32
 20           8.96                9.44                8.96                9.44
 21           9.16                9.88                9.16                9.64
 22           9.32               10.04                9.32                9.80
 23           9.52               10.24                9.52               10.00
 24           9.68               10.40                9.68               10.40
 25           9.88               10.84                9.88               10.60
 26          10.56               11.28               10.32               11.04
 27          11.00               11.72               10.76               11.48
 28          11.40               12.12               11.16               12.12
 29          12.08               12.80               11.84               12.56
 30          12.52               13.24               12.28               13.00
 31          13.04               14.00               12.80               13.52
 32          13.76               14.48               13.52               14.24
 33          14.28               15.24               14.04               14.76
 34          14.76               15.96               14.52               15.48
 35          15.52               16.48               15.28               16.00
 36          16.20               17.40               15.96               16.92
 37          17.20               18.40               16.72               17.92
 38          18.12               19.56               17.64               18.60
 39          19.08               20.76               18.36               19.56

SURRENDER CHARGE PER THOUSAND
(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              MALE                MALE               FEMALE              FEMALE
ISSUE   ULTIMATE SELECT/   ULTIMATE STANDARD/   ULTIMATE SELECT/   ULTIMATE STANDARD/
 AGE         SELECT             STANDARD             SELECT             STANDARD
-----   ----------------   ------------------   ----------------   ------------------
 40           20.28               21.96               19.32               20.52
 41           21.64               23.56               20.68               22.12
 42           23.08               25.24               22.12               23.80
 43           24.44               27.08               23.15               25.40
 44           26.04               29.16               23.86               26.96
 45           27.44               31.04               24.59               27.83
 46           28.72               32.80               25.38               28.76
 47           29.84               34.56               26.22               29.73
 48           31.00               36.32               27.11               30.75
 49           32.24               38.32               28.04               31.84
 50           33.56               40.56               29.05               32.99
 51           34.98               42.56               30.11               34.20
 52           36.49               45.24               31.24               35.48
 53           38.10               47.68               32.45               36.84
 54           39.83               50.84               33.72               38.28
 55           41.68               53.28               35.09               39.79
 56           43.63               55.79               36.54               41.39
 57           45.74               57.00               38.08               43.06
 58           47.98               57.00               39.74               44.88
 59           50.38               57.00               41.54               46.85
 60           52.97               57.00               43.47               48.97
 61           55.74               57.00               45.57               51.26
 62           57.00               57.00               47.82               53.73
 63           57.00               57.00               50.26               56.41
 64           57.00               57.00               52.88               57.00
 65           57.00               57.00               55.68               57.00
 66 and over  57.00               57.00               57.00               57.00

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT:


Report of Independent Auditors dated January    , 2002


Statements of Assets and Liabilities at December 31, 2001


Statements of Operations for the period ended December 31, 2001


Statements of Changes in Net Assets for the periods ended December 31, 2001 and 2000


Financial Highlights for the periods ended December 31, 2001, 2000, 1999, 1998 and 1997

Notes to the Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Auditors dated February    , 2002


Statutory-Basis Balance Sheets at December 31, 2001 and 2000


Statutory-Basis Statements of Operations for the years ended December 31, 2001,


   2000 and 1999

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended

   December 31, 2001, 2000 and 1999


Statutory-Basis Statements of Cash Flow for the years ended December 31, 2001,


   2000 and 1999

Notes to Statutory-Basis Financial Statements
Statutory-Basis Financial Statement Schedules


AG08205-5/2002

                                    PART II.
                                OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(f) (2) (A)

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the WRL Freedom Elite Builder Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

         SECTION 1701.13  AUTHORITY OF CORPORATION.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                  (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions
(E)(1) and (2) of this section. Such determination shall be made as follows:

                  (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (b)      If the quorum described in division (E)(4)(a) of this
section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                  (c)      By the shareholders;

                  (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) (a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                           (i)      Repay such amount if it is proved by clear
and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                           (ii)     Reasonably cooperate with the corporation
concerning the action, suit, or proceeding.

                  (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

                    Indemnification of Directors and Officers

        Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

         The facing sheet
         The Prospectus, consisting of 88 pages
         The undertaking to file reports
         Representation Pursuant to Section 26(f) (2) (A)
         The statement with respect to indemnification
         The Rule 484 undertaking
         The signatures

Written consent of the following persons:

        (a)      Sutherland Asbill & Brennan LLP
        (b)      Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

         A.       (1)      Resolution of the Board of Directors of Western
                           Reserve establishing the Series Account (3)

                  (2)      Not Applicable

                  (3)      Distribution of Policies:

                           (a) Master Service and Distribution Compliance Agreement (4)

                           (b) Amendment to Master Service and Distribution Compliance Agreement (5)

                           (c) Form of Broker/Dealer Supervisory and Service Agreement (5)

                           (d)      Principal Underwriting Agreement (5)

                           (e) First Amendment to Principal Underwriting Agreement (5)

                  (4)      Not Applicable

                  (5)      (a)      Specimen Flexible Premium Variable Life
                                    Insurance Policy

                           (b)      Endorsement (EL101) (5)

                           (c)      Living Benefit Rider (9)

                           (d)      Other Insured Rider (9)

                           (e) Primary Insured Rider and Primary Insured Rider Plus (9)

                           (f) AccelPay Rider (Form ACCP) (an Accelerated Death Benefit Rider)

                  (6)      (a)      Second Amended Articles of Incorporation of
                                    Western Reserve (2)

                           (b) Amended Code of Regulations (By-Laws) of Western Reserve (2)

                           (c) Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (8)


                  (7)      Not Applicable

                  (8)      (a)      Investment Advisory Agreement with the
                                    Fund (3)

                           (b)      Sub-Advisory Agreement (3)

                           (c) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (6)

                           (d) Amendment No.1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund (7)

                           (e) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (6)

                           (f) Amendment No.1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund II (7)

                           (g) Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (6)

                           (h) Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund III (7)

                  (9)      Not Applicable

                  (10) Application for Flexible Premium Variable Life Insurance Policy (9)

                  (11) Memorandum describing issuance, transfer and redemption procedures (10)

                  (12)     Example Hypothetical Illustrations (14)

2.       See Exhibit 1.A. (1)

3. Opinion of Counsel as to the legality of the securities being registered (10)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.       Not Applicable

6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (12)

7.       Consent of Kimberly A. Scouller, Esq. (10)

8.       Consent of Sutherland Asbill & Brennan LLP (14)

9.       Consent of Ernst & Young LLP (14)

10.      Powers of Attorney (11)

11.      Power of Attorney - Michael W. Kirby (13)

----------------------------------------

(1) This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated December 19, 1997 (File No. 333-23359) and is incorporated herein by reference.

(2) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3) This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A Registration Statement dated April 28, 1997 (File No. 33-507) and is incorporated herein by reference.

(4) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(5) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(6) This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.

(7) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

(8) This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.

(9) This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated April 5, 2001 (File No. 333-58322) and is incorporated herein by reference.

(10) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated June 21, 2001 (File No. 333-58322) and is incorporated herein by reference.

(11) This exhibit was previously filed on Post-Effective Amendment No. 17 to Form S-6 Registration Statement dated October 30, 2001 (File No. 33-69138) and is incorporated herein by reference.

(12) This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated October 30, 2001 (File No. 333-58322) and is incorporated herein by reference.

(13) This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 Registration Statement dated February 19, 2002 (File No. 333-82705) and is incorporated herein by reference.

(14)     To be filed by amendment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, WRL Series Life Account, has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 26th day of February, 2002.



(SEAL)                                        WRL SERIES LIFE ACCOUNT
                                              -----------------------
                                                 Registrant


                                              WESTERN RESERVE LIFE ASSURANCE
                                              CO. OF OHIO
                                              ----------------------------------
                                                  Depositor
ATTEST:



/s/ Priscilla I. Hechler                      By: /s/ John R. Kenney
-------------------------------                   ------------------------------
Priscilla I. Hechler                                John R. Kenney
Assistant Vice President                            Chairman of the Board
and Assistant Secretary


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title                                     DATE


/s/ John R. Kenney                                      February 26, 2002
---------------------------------
John R. Kenney, Chairman of the
Board


/s/ Michael W. Kirby                                    February 26, 2002
---------------------------------
Michael W. Kirby, Chief Executive
Officer **/
        --


/s/ Allan J. Hamilton                                   February 26, 2002
---------------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller


/s/ Alan M. Yaeger                                      February 26, 2002
---------------------------------
Alan M. Yaeger, Executive Vice
President, Actuary and Chief
Financial Officer*

--------
*Principal Financial Officer

/s/ Jerome C. Vahl                                    February 26, 2002
---------------------------------------
Jerome C. Vahl, Director and President


/s/ James R. Walker                                   February 26, 2002
---------------------------------------
James R. Walker, Director **/
                          --


/s/ Jack E. Zimmerman                                 February 26, 2002
---------------------------------------
Jack E. Zimmerman, Director **/
                            --




**/   /s/ Priscilla I. Hechler
--    ---------------------------------
       Signed by: Priscilla I. Hechler
       As Attorney-in-fact

                                  EXHIBIT INDEX



EXHIBIT                        DESCRIPTION
  NO.                          OF EXHIBIT
-------                        -----------

1.A.(5)(a)        Specimen Flexible Premium Variable Life Insurance Policy

1.A.(5)(f)        AccelPay Rider (Form ACCP) (an Accelerated Death Benefit)